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AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 24, 2007
                                                  FILE NO. 333-145626






                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-14


                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                         PRE-EFFECTIVE AMENDMENT NO. 2




                            VANGUARD MONTGOMERY FUNDS
         (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                      P.O. BOX 2600, VALLEY FORGE, PA 19482
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                               HEIDI STAM, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482



                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.


NO FILING FEE IS REQUIRED BECAUSE AN INDEFINITE NUMBER OF SHARES HAVE PREVIOUSLY BEEN REGISTERED PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940.

                 LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
                             LONG/SHORT EQUITY FUND
                            a series of LAUDUS TRUST

Dear Shareholder:

     A Special Meeting of Shareholders of Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund (the "Laudus Fund"), a series of Laudus Trust (the "Laudus Trust"), has been scheduled for 8:30 a.m. Pacific Time on November 21, 2007. If you are a shareholder of record as of the close of business on September 24, 2007, you are entitled to vote at the Meeting and at any adjournment or postponement of the Meeting.

     While you are, of course, welcome to join us at the Meeting, most shareholders are likely to cast their votes by filling out and signing the enclosed Proxy Card. Whether or not you plan to attend the Meeting, we need your vote. Please mark, sign, and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. You may also vote by touch-tone telephone or through the Internet as described on the enclosed proxy card.

     The attached combined prospectus/proxy statement is designed to give you information relating to the proposal upon which you will be asked to vote. The Board of Trustees of Laudus Trust is recommending that you approve a reorganization of the Laudus Fund with and into Vanguard(R) Market Neutral Fund (the "Vanguard Fund"), a substantially similar fund created within The Vanguard Group of Investment Companies just for this purpose. Assuming approval of the reorganization, each shareholder of the Laudus Fund will receive an amount of shares of the Vanguard Fund equal in value to the shares of the Laudus Fund owned by such holder at the time of the closing of the reorganization. We encourage you to support the Trustees' recommendation to approve the proposal.

     The   following   two  pages   highlight  key  points  about  the  proposed
reorganization. Before you vote, however, please read the full text of the combined prospectus/proxy statement.


     Your vote is important to us. Please do not hesitate to call 1-800-423-2107 if you have any questions. Thank you for taking the time to consider this important proposal and for your investment in the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund.


                                              Sincerely,




                                              -----------------------------
                                              Randall W. Merk
                                              President of the Laudus Funds

                  KEY POINTS ABOUT THE PROPOSED REORGANIZATION

Purpose of the Reorganization

     The purpose of the reorganization (the "Reorganization") is to make Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund (the "Laudus Fund") a part of The Vanguard Group of Investment Companies ("The Vanguard Group"), the second largest mutual fund firm in the United States. Under this proposal, all of the assets and liabilities of the Laudus Fund would be transferred to Vanguard(R) Market Neutral Fund (the "Vanguard Fund"), a substantially similar fund created just for this purpose. The Vanguard Fund will seek to provide long-term capital appreciation while limiting exposure to general stock market risk. The Vanguard Fund's investment objective is similar to that of the Laudus Fund, which seeks to increase the value of a shareholder's investment through bull markets and bear markets using strategies that are designed to limit exposure to general equity market risk. AXA Rosenberg Investment Management LLC ("AXA Rosenberg"), the current sub-adviser for the Laudus Fund, would serve as an investment adviser for the Vanguard Fund, carrying out an investment program for its allocated portion of the portfolio of the Vanguard Fund that is substantially similar to the investment program of the Laudus Fund. The Vanguard Group, Inc. ("Vanguard"), however, would replace Charles Schwab Investment Management, Inc. ("CSIM") as overall manager of your investment, subject to the direction of the Board of Trustees of the Vanguard Fund. Vanguard, through its Quantitative Equity Group, would also serve as an investment adviser of the Vanguard Fund under a multimanager arrangement. In that capacity, Vanguard would manage a separate portion of the portfolio of the Vanguard Fund. The Vanguard Board of Trustees will have the flexibility to make advisory changes - including changes to the contract of an existing adviser or the appointment of different or additional investment advisers - without shareholder vote, pursuant to an exemption obtained from the U.S. Securities and Exchange Commission by Vanguard. After the reorganization, the Vanguard Fund would continue investing your portfolio, and the Laudus Fund, which will have no remaining assets, would be dissolved. Your existing Board of Trustees believes that the Reorganization is in shareholders' best interests for the following reasons:

Lower Shareholder Costs

Because they jointly own their management company, the Vanguard funds operate on an "at-cost" basis. This operating structure, combined with the efficiencies inherent in Vanguard's size, will result in lower operating expenses for the Vanguard Fund than for the Laudus Fund. The Vanguard Fund is expected to feature a total expense ratio of approximately 0.75% for the Vanguard Fund's Investor share class and 0.60% for the Vanguard Fund's Institutional share class (excluding dividend expenses on securities sold short) for its first full year of operations following the Reorganization - an annual cost to shareholders of $75.00 for each $10,000 invested for the Investor share class and $60.00 for each $10,000 invested for the Institutional share class. By contrast, the Laudus Fund's total expense ratio for the fiscal year ended March 31, 2007 was 1.54% for the Investor share class and 1.24% for the Institutional share class
(excluding dividend expenses on securities sold short and pursuant to contractually imposed expense limitations and/or fee waivers in effect through

June 30, 2009) --an annual cost to shareholders of the Investor share class of $154.00 for each $10,000 invested and $124.00 for each $10,000 invested for the Institutional share class. The Laudus Fund's total expense ratio for the fiscal year ended March 31, 2007 would have been 2.98% on the Investor share class and 2.68% on Institutional share class (including dividend expenses on securities sold short and without the expense limitations and/or fee waivers).



Future Growth of the Fund

     Given the competitive nature of the mutual fund industry and a desire to simplify the Laudus Trust's offerings of long/short funds, the Board of Trustees of the Laudus Fund determined that it would be prudent to enter into an arrangement with Vanguard. Joining The Vanguard Group should enable the Laudus Fund (as reorganized into the Vanguard Fund) to grow assets due to Vanguard's strong market penetration and reputation as a low-cost provider. Vanguard expects (but cannot guarantee) that assets in the reorganized Laudus Fund will grow considerably once it joins The Vanguard Group as the result of investments by new shareholders, which would result in a larger, more stable asset base for the reorganized Laudus Fund. As a result, expenses would be shared by a larger group of shareholders and expenses for existing shareholders may be reduced.

Continuity of Investment Management


     If shareholders approve the Reorganization, the Vanguard Fund will have an investment objective and primary investment strategies that are substantially similar to those of the Laudus Fund. In slight contrast to the Laudus Fund's advisory arrangements, under which CSIM serves as investment adviser and AXA Rosenberg serves as sub-adviser, the Vanguard Fund will use a multimanager arrangement. If shareholders approve the Reorganization, AXA Rosenberg will manage an allocated portion of the Vanguard Fund's investment portfolio pursuant to an investment advisory agreement with the Vanguard Trust, while Vanguard's Quantitative Equity Group will manage a separate portion of the Vanguard Fund under the terms of the Fourth Amended and Restated Funds' Service Agreement that provides for Vanguard's at-cost advisory services to funds in The Vanguard Group ("Funds' Service Agreement"). AXA Rosenberg will continue the same investment program it used for the Laudus Fund while Vanguard will utilize its own security selection process. As noted above, the Vanguard Board of Trustees will have the flexibility to make advisory changes, including changes to the contract of an existing investment adviser or the appointment of different or additional investment advisers, without a shareholder vote.


Expanded Shareholder Services

     Shareholders of the Vanguard Fund will have access to a wide range of shareholder services, including 24-hour account access, the ability to transact through Vanguard's website, exchange privileges with other Vanguard funds, and access to Vanguard's comprehensive investor education programs.

Tax-Free Nature of The Reorganization

     The Reorganization is expected to be accomplished on a tax-free basis. Accordingly, it is expected that shareholders will not realize any capital gains when the Laudus Fund shares are exchanged for shares of the Vanguard Fund.

How The Reorganization Will Affect Your Account

     If shareholders approve the Reorganization, your Laudus Fund shares will be exchanged, on a tax-free basis, for an equivalent dollar amount of Vanguard Fund shares. Your account registration and account options will remain the same unless you change them. In addition, your aggregate tax basis in the account will remain the same.

                                  LAUDUS TRUST

                 LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
                             LONG/SHORT EQUITY FUND

                              --------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                              --------------------


                                 OCTOBER 5, 2007


To the Shareholders:


     This is to notify you that a Special Meeting of Shareholders of the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund will be held on November 21, 2007, at 8:30 a.m. Pacific Time. The Special Meeting will be held at the offices of Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California, 94104, for the following purposes:

          1.   To  approve  or  disapprove  a  proposal  to  reorganize   Laudus
               Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund into Vanguard(R) Market Neutral Fund.


          2. To transact such other business as may properly come before the Special Meeting.

     All shareholders are cordially invited to attend the Special Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the Special Meeting may be held and a maximum number of shares may be voted or vote by touch-tone telephone. Please see the enclosed materials for telephone and Internet voting instructions.

     The Trustees have fixed the close of business on September 24, 2007 as the record date for determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof.

                                          By Order of the Board of Trustees


                                          Randall W. Merk,
                                          President of the Laudus Funds

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR VOTE BY TOUCH-TONE TELEPHONE OR INTERNET SO THAT YOU WILL BE REPRESENTED AT THE SPECIAL MEETING.
--------------------------------------------------------------------------------

                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                 LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
                             LONG/SHORT EQUITY FUND
                            A SERIES OF LAUDUS TRUST
                                  P.O. BOX 8032
                           BOSTON, MASSACHUSETTS 02266
                                 (888) 517-9900

                            IN EXCHANGE FOR SHARES OF
                         VANGUARD(R) MARKET NEUTRAL FUND
                      A SERIES OF VANGUARD MONTGOMERY FUNDS
                                  P.O. BOX 2600
                             VALLEY FORGE, PA 19482
                                 (610) 669-1000


            COMBINED PROSPECTUS/PROXY STATEMENT DATED OCTOBER 5, 2007


                                  INTRODUCTION

     Proposal Summary. This combined prospectus/proxy statement describes a proposal to reorganize Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund (the "Laudus Fund") into a substantially similar fund created by The Vanguard Group, Inc. ("Vanguard"), called Vanguard(R) Market Neutral Fund (the "Vanguard Fund"). The reorganization involves a few basic steps. The Laudus Fund will transfer all of its assets and liabilities to the Vanguard Fund. Simultaneously, the Vanguard Fund will open an account for each shareholder of the Laudus Fund, crediting it with an amount of shares of the Vanguard Fund equal in value to the shares of the Laudus Fund owned by such holder at the time of the reorganization. Thereafter, the Laudus Fund will be dissolved.


     Read and Keep these Documents. Please read this entire prospectus/proxy statement. This prospectus/proxy statement sets forth concisely the information about the Vanguard Fund that a prospective investor should know before investing. A statement of additional information (the "Reorganization SAI") dated October 5, 2007, relating to this prospectus/proxy statement is incorporated by reference into this prospectus/proxy statement and is available by calling Charles Schwab Investment Management, Inc. ("CSIM") at (866) 452-8387 (for Institutional Shares), (800) 447-3332 (for Investor Shares) or (866) 452-8387 (for Registered Investment Professionals). In addition, the Laudus Fund's prospectus and statement of additional information, each dated July 31, 2007, are incorporated by reference into this prospectus/proxy statement and are considered part of this prospectus/proxy statement. These documents are important and should be kept for future reference.


     Additional Information is Available. The Vanguard Fund has been organized as a separate investment portfolio under Vanguard Montgomery Funds, which filed a registration statement with the U.S. Securities and Exchange Commission (the "SEC") on August 22, 2007, in order to create the new fund. The Vanguard Fund's registration statement has not yet been declared effective by the SEC but is available without charge at the SEC's website (www.sec.gov). The Laudus Fund's prospectus and statement of additional information, each dated July 31, 2007, and its most recent annual report to shareholders, are available without charge by calling or writing the Laudus Trust at the number or address above or at the SEC's website.


     The Laudus Trust's Board of Trustees has fixed the close of business on September 24, 2007 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. This combined Prospectus/Proxy Statement is expected to be first sent to shareholders on or about October 5, 2007.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OF THIS COMBINED PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


I.   OVERVIEW..............................................................1

II.  DETAILS OF REORGANIZATION PROPOSAL....................................2

III. INVESTMENT ADVISORY ARRANGEMENTS.....................................15

IV.  ADDITIONAL INFORMATION ABOUT VANGUARD MARKET NEUTRAL FUND.. .........20

V.   MANAGEMENT OF VANGUARD MARKET NEUTRAL FUND...........................41

VI.  GENERAL INFORMATION..................................................46

APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION................A-1

                                  I. OVERVIEW

     The Proposed Reorganization. The Board of Trustees of Laudus Trust (the "Laudus Trust") approved an Agreement and Plan of Reorganization providing for the reorganization of the Laudus Fund into the Vanguard Fund (the "Reorganization"). The trustees of the Laudus Trust concluded that the proposed Reorganization is in the best interests of the Laudus Fund and its shareholders. The trustees also concluded that the proposed Reorganization would not dilute the interests of the Laudus Fund's shareholders. If shareholders do not approve the Reorganization, the Laudus Fund will continue in existence (unless the Laudus Trust's Board of Trustees decides otherwise) and the Vanguard Fund will not commence operations.

     New Board of Trustees. Vanguard Montgomery Funds (the "Vanguard Trust") has a different Board of Trustees than the Laudus Trust. A brief description of the backgrounds and compensation of the individuals who serve as trustees of the Vanguard Trust is set forth below in the section entitled, "Management of Vanguard(R) Market Neutral Fund."

     Investment Objectives, Strategies, and Policies of Each Fund. The Vanguard Fund's investment objective is similar to that of the Laudus Fund. The Laudus Fund seeks to increase the value of a shareholder's investment through bull markets and bear markets using strategies that are designed to limit exposure to general equity market risk. The Vanguard Fund will seek to provide long-term capital appreciation while limiting exposure to general stock market risk after the Reorganization. There is additional information below comparing the Laudus Fund to the Vanguard Fund in the section entitled, "Details of the Reorganization Proposal - How the Reorganization will Affect the Laudus Fund."

     Investment Adviser. If shareholders approve the Reorganization, the Vanguard Fund will use a multimanager approach. Each adviser of the Vanguard Fund will be allocated a portion of the Vanguard Fund's assets and will independently select and maintain a portfolio of securities for the Vanguard Fund. The Vanguard Trust's Board of Trustees will designate the proportion of the Vanguard Fund's assets to be managed by each adviser and may change the proportions at any time. If shareholders of the Laudus Fund approve the Reorganization, the Quantitative Equity Group of Vanguard will co-manage the Vanguard Fund along with the Laudus Fund's current sub-adviser, AXA Rosenberg Investment Management LLC ("AXA Rosenberg"). Vanguard and AXA Rosenberg are hereinafter collectively referred to in this combined prospectus/proxy statement as the "Advisers." Charles Schwab Investment Management, Inc. ("CSIM") will not, however, serve as investment manager to the Vanguard Fund if shareholders approve the Reorganization. Although there are no current plans to do so, one or more new advisers could be added to the Vanguard Fund in the future, as either additions to or replacements for AXA Rosenberg or Vanguard. The Board of
Trustees of the Vanguard Trust has the flexibility to make changes to the investment advisers of the Vanguard Fund if it considers it to be in shareholders' best interests, without a shareholder vote, under the terms of an SEC exemption. Any significant change in the Vanguard Fund's advisory arrangements will be communicated to shareholders in writing. Details of the advisory arrangements for the Laudus Fund and the Vanguard Fund are provided below in the section entitled, "Investment Advisory Arrangements."

     Investment Advisory Fees. The Vanguard Fund will pay AXA Rosenberg an investment advisory fee on a quarterly basis based on certain annual percentage rates applied to average daily net assets managed by AXA Rosenberg for each quarter. In addition, the quarterly fees paid to AXA Rosenberg are increased or decreased based on AXA Rosenberg's performance in comparison with that of a benchmark index. For these purposes, the cumulative total return of AXA Rosenberg's portion of the Vanguard Fund over a trailing 36-month period is compared with that of the Citigroup 3-Month Treasury Bill Index over the same period. The Vanguard Fund will pay Vanguard on an at-cost basis for its provision of investment advisory services. Additional information about the Laudus Fund and Vanguard Fund fee schedules appears below in the section entitled "Investment Advisory Arrangements - Comparing Investment Advisory Agreements."

     Tax-Free Reorganization. It is expected that the proposed Reorganization will be accomplished on a tax-free basis, meaning that it is expected that you won't realize any capital gains when your Laudus Fund shares are exchanged for shares of the Vanguard Fund.

     Independent Auditors. PricewaterhouseCoopers LLP is expected to serve as independent registered public accountant to the Vanguard Fund, as they do for all other Vanguard funds. PricewaterhouseCoopers LLP also serves as independent registered public accountant to the Laudus Fund.

II.      DETAILS OF REORGANIZATION PROPOSAL

     At their meeting on August 7, 2007, the Board of Trustees of the Laudus Trust discussed the Reorganization and subsequently approved the Agreement and Plan of Reorganization via unanimous written consent. The Vanguard Fund is a substantially similar fund that has been organized within The Vanguard Group. Following are some important details regarding the Reorganization:

REASONS FOR THE REORGANIZATION

     The Board of Trustees of the Laudus Trust approved the Reorganization for the following reasons:

     Lower Shareholder Costs. As discussed above, the funds within The Vanguard Group operate on an "at-cost" basis. This operating structure, combined with the efficiencies inherent in Vanguard's size, will result in lower operating expenses for the Vanguard Fund than for the Laudus Fund. Joining The Vanguard Group should enable the Laudus Fund (as reorganized into the Vanguard Fund) to grow assets due to Vanguard's strong market penetration and reputation as a low-cost provider. Vanguard expects (but cannot guarantee) that assets in the reorganized Laudus Fund will grow considerably once it joins The Vanguard Group as the result of investments by new shareholders after the Reorganization, which would produce a larger, more stable asset base for the reorganized Laudus Fund. As a result, expenses would be shared by a larger group of shareholders and expenses for existing shareholders may be reduced.

     Continuity of Investment Management. If shareholders approve the Reorganization, the Vanguard Fund will have an investment objective and primary investment strategies that are substantially similar to those of the Laudus Fund. In slight contrast to the Laudus Fund's advisory arrangements, under which CSIM serves as investment adviser and AXA Rosenberg serves as sub-adviser, the Vanguard Fund will use a multimanager arrangement. Following the Reorganization, AXA Rosenberg will manage an allocated portion of the Vanguard Fund, while

Vanguard's Quantitative Equity Group will manage a separate portion of the Vanguard Fund under the terms of the Funds' Service Agreement. AXA Rosenberg will continue the same investment program it used for the Laudus Fund while Vanguard will utilize its own security selection process.

     Similar Investment Program. The Board of Trustees of the Laudus Trust considered that the investment objective and investment strategies and policies of the Vanguard Fund are substantially similar to those of the Laudus Fund, and that the Vanguard Fund will provide the Laudus Fund shareholders with an investment program that is similar to the Laudus Fund.

     Tax-Free Nature of the Reorganization. It is expected that the Reorganization will be accomplished on a tax-free basis. Accordingly, it is expected that shareholders will not realize any capital gains when Laudus Fund shares are exchanged for shares of the Vanguard Fund.

     Costs of the Reorganization. The Laudus Trust Board of Trustees considered that the expense of the Reorganization would not be borne by Laudus Fund shareholders.

     Continued Viability. The Laudus Trust Board of Trustees also considered the future prospects of the Laudus Fund if the Reorganization was not effected and the Laudus Fund's continuing viability as a separate series of the Laudus Trust.

     Vanguard management believes that the Laudus Fund will fit well within the Vanguard Group. If the Reorganization is approved by Laudus Fund shareholders, adoption of the Laudus Fund will expand the opportunities available to institutional investors through The Vanguard Group.

     Vanguard has entered into a Fund Sponsorship Agreement with CSIM and AXA Rosenberg, which generally provides that CSIM and AXA Rosenberg will use reasonable efforts to facilitate the proposed Reorganization. Vanguard, CSIM and AXA Rosenberg have agreed to share certain costs and expenses relating to the proxy solicitation process and the Reorganization, but neither CSIM nor AXA Rosenberg is being compensated by Vanguard in consideration of the Reorganization.

HOW THE REORGANIZATION WILL BE ACCOMPLISHED

     Agreement and Plan of Reorganization. The Agreement and Plan of Reorganization ("Agreement and Plan") sets out the terms and conditions that will apply to the reorganization of the Laudus Fund into the Vanguard Fund (assuming that shareholders approve this proposal). The allocation of costs and expenses incurred in connection with the Reorganization is set out in the Agreement and Plan. For a complete description of the terms and conditions that will apply to the Reorganization, please see the Form of Agreement and Plan of Reorganization attached as Appendix A to this prospectus/proxy statement.


     Three steps to reorganize. If approved by shareholders, the Reorganization will be accomplished in a three-step process. First, the Laudus Fund will transfer all of its assets and liabilities to the Vanguard Fund. Second, and simultaneously with step one, the Vanguard Fund will open an account for each shareholder, crediting it with an amount of shares of the Vanguard Fund equal in value to the shares of the Laudus Fund owned by such holder at the time of the Reorganization. Third, the Laudus Fund will be liquidated promptly and terminated as a series of Laudus Trust.

     Effective as soon as practicable. If approved by shareholders, the Reorganization will take place as soon as practicable after all necessary regulatory approvals and legal opinions are received. It is currently anticipated that the Reorganization will be accomplished by the end of November 2007.

     The Reorganization is Conditioned on Tax-Free Treatment at the Federal Level. It is anticipated that the Reorganization will have no federal income tax consequences for the Laudus Fund or its shareholders. The Reorganization will not proceed until this point is confirmed by an opinion of counsel. Following the Reorganization, from a tax standpoint, the aggregate tax basis of the Vanguard Fund shares received by a shareholder will be the same as the aggregate tax basis of the Laudus Fund shares that the shareholder exchanged. Shareholders are not expected to incur any personal state or local taxes as a result of the Reorganization, but you should consult your own tax adviser regarding those manners. There is additional information about the federal income tax consequences of the Reorganization in the Form of Agreement and Plan of Reorganization.

HOW THE REORGANIZATION WILL AFFECT THE LAUDUS FUND

     Comparing Investment Objectives, Strategies, and Policies. The Laudus Fund's investment objective is to increase the value of a shareholder's investment through bull and bear markets using strategies that are designed to limit exposure to general equity market risk. The Vanguard Fund's investment objective is to seek to provide long-term capital appreciation while limiting exposure to general stock market risk.

     Unlike the Laudus Fund, the Vanguard Fund will not be required to invest at least 80% of its net assets in U.S. large- and mid-capitalization equity securities.

     The Laudus Fund - Primary Investment Strategies and AXA Rosenberg's Security Selection Process

     The Laudus Fund attempts to achieve its investment objective by taking long positions in large and mid capitalization stocks principally traded in the markets of the United States that AXA Rosenberg has identified as undervalued and short positions in such stocks that it has identified as overvalued. Under normal circumstances, the Laudus Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in U.S. large- and mid-capitalization equity securities. When AXA Rosenberg believes that a security is undervalued relative to its peers, it may buy the security for the Laudus Fund's long portfolio. When AXA Rosenberg believes that a security is overvalued relative to its peers, it may sell the security short by borrowing it from a third party and selling it at the then-current market price. AXA Rosenberg's investment strategy is designed to maintain approximately equal dollar amounts invested in long and short positions on a continual basis. By taking long and short positions in different stocks that are approximately equal in value, the Laudus Fund attempts to limit the effect of general stock market movements on its performance.

     The Laudus Fund may achieve a positive return if the securities in its long portfolio increase in value more than the securities underlying its short positions, each taken as a whole. Conversely, it is expected that the Laudus Fund will incur losses if the securities underlying its short positions increase in value more than the securities in its long portfolio. AXA Rosenberg will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk characteristics of the overall portfolio. It is currently expected that the long and short positions of the Laudus Fund will be invested primarily in the 500 largest capitalization stocks principally traded in the markets of the United States.

     Under normal circumstances, AXA Rosenberg's security selection models will result in the Laudus Fund's long and short positions being overweighted in different business sectors (as well as different industries within sectors). In other words, the Laudus Fund may take long positions in a sector of the market that are not offset by short positions in that sector, and vice versa. Consequently, the Laudus Fund may have net exposures to different industries and sectors of the market, thereby increasing risk and the opportunity for loss should the securities in a particular industry or sector not perform as predicted by AXA Rosenberg's security selection models. AXA Rosenberg selects sectors to overweight or underweight based on a bottom-up evaluation of the securities within a sector. If the security selection models find most securities within a sector to be attractive, then AXA Rosenberg would tend to overweight that sector If the security selection models find most securities within a sector to be unattractive, then AXA Rosenberg would tend to engage in more short sales with respect to issuers in that sector. AXA Rosenberg's model optimizer then weighs the potential gain of a position against the risk in having overweighted/underweighted industry exposures (in addition to other risk measures) and suggests trades to improve the return and risk characteristics of the portfolio.

     AXA Rosenberg uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Laudus Fund's performance. AXA Rosenberg attempts to achieve returns for the Laudus Fund's shareholders that exceed the benchmark. An investment in the Laudus Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment, and an investment in the Laudus Fund is more volatile than an investment in U.S. Treasury Bills.

     AXA Rosenberg employs a bottom-up approach to investing by evaluating the financial characteristics of individual securities rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg seeks to identify mispriced securities across industries, through rigorous analysis of a company's fundamental data. AXA Rosenberg's stock selection process is driven by proprietary technology known as "expert systems," which are designed to analyze the fundamentals of the more than 20,000 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued in relation to their peers, putting together the valuation and earnings forecast views to gain an overall perspective on the attractiveness of each stock.

     AXA Rosenberg attempts to moderate the effects on the Laudus Fund's performance of value and growth style swings in the broad market by applying a quantitative risk-control and portfolio optimization process. Of course, other factors, such as the Laudus Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Laudus Fund's performance.

     The Laudus Fund may engage in active and frequent trading of the securities in its portfolio (e.g., greater than 100% turnover), which would increase transaction costs incurred by the Laudus Fund. In addition, when a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund may reflect short-term capital gains, which are taxed like ordinary income, rather than long-term capital gain distributions.

     For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Laudus Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Laudus Fund engages in such activities, it may not achieve its investment objective.

     The Vanguard Fund - Primary Investment Strategies and the Advisers' Security Selection Processes

     The Vanguard Fund uses multiple investment advisers, each of which independently selects and maintains a diversified portfolio of securities for the Vanguard Fund. Each Adviser buys securities it considers to be undervalued and sells short an approximately equal dollar amount of securities the Adviser considers to be overvalued. By taking long and short positions in different securities that are approximately equal in value, the Vanguard Fund attempts to limit the effect of market movements on portfolio performance to the extent consistent with each Adviser's individual investment decisions. Each Adviser uses an independent security selection process and may emphasize specific industries, styles (growth/value), capitalization ranges, or other factors.

     The overall profitability of the Vanguard Fund depends on the net performance of its long and short positions, and it is possible for the Vanguard Fund to experience a net loss across all positions. If the Vanguard Fund's investment strategy is successful, however, the net performance of its long and short positions will produce long-term capital appreciation that reflects the quality of the Advisers' security selections, with limited exposure to general stock market risk.




     The Vanguard Fund's long/short market neutral investment strategy is an absolute return investment approach seeking performance that exceeds the returns of 3-month U.S. Treasury bills. An investment in the Vanguard Fund, however, is different from an investment in 3-month U.S. Treasury bills because, among other things, Treasury bills are backed by the full faith and credit of the U.S. Government, Treasury bills have a fixed rate of return, investors in Treasury bills do not risk losing their investment, and an investment in the Vanguard Fund is expected to be substantially more volatile than an investment in Treasury bills.

     In managing its portion of the Vanguard Fund, AXA Rosenberg will employ the same security selection process that it employs for the Laudus Fund, which is described above under the heading "The Laudus Fund - Primary Investment Strategies and AXA Rosenberg's Security Selection Process."

     In managing its portion of the Vanguard Fund, Vanguard's Quantitative Equity Group will seek to invest on a market neutral basis in a diversified portfolio of securities selected primarily from the Russell 1000 Index ("Index")--an index that is made up of the stocks of large- and mid-capitalization U.S. companies--based on Vanguard's assessment of the relative return potential of the individual securities that are evaluated. Vanguard will attempt to fully implement the results of its security selection process by holding positions both long and short in approximately equal aggregate dollar amounts while maintaining near-neutral exposure within the long and short positions to industry group and market capitalization risk factors. Vanguard will implement its security selection process through the use of proprietary computer programs that rank securities based on the adviser's assessment of the relative return potential of the individual securities. High-ranking securities offer a balance between reasonable valuations and attractive growth prospects relative to their peers, while low-ranking
securities  have  unattractive   valuations  or  low/slowing  growth  prospects.
Securities ranked most attractive are "bought long" and securities considered least attractive are "sold short." If Vanguard is successful, the net performance of its long and short positions will produce long-term capital appreciation that reflects the quality of Vanguard's security selection process, with limited exposure to general stock market risk.

     The market value of the long and short positions in the Vanguard Fund will not always be equal because of continuous changes in the prices of securities. The Vanguard Fund expects that its advisers will need to frequently rebalance their long and short positions. Each Adviser is also expected to change the long and short positions in its portion of the Vanguard Fund to reflect changes in the universe of securities the Adviser considers undervalued or overvalued. As a result, the Vanguard Fund's portfolio turnover rate may significantly exceed 100%. Higher portfolio turnover increases brokerage commissions and other transaction costs that reduce performance. Higher portfolio turnover may lead to the realization and distribution of capital gains to shareholders, potentially increasing their tax liability.

     The Vanguard Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions, or for liquidity purposes. In doing so, the Vanguard Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.


     Comparing Risk Factors. The Vanguard Fund is subject to substantially similar primary risk factors as the Laudus Fund because it has substantially similar investment strategies and policies and invests principally in the same types of securities. An investment in the Vanguard Fund could lose money over short or even long periods, and the entire amount invested could be lost. There can be no assurance that the Vanguard Fund's investment objective or strategies will be achieved, and results may vary substantially over time. The Vanguard Fund's performance could be hurt by:


          o Strategy risk, which is the chance that the Vanguard Fund's investment strategy will not succeed. There is no guarantee that the Vanguard Fund will be able to limit exposure to general stock market risk or produce returns that exceed the returns of 3-month Treasury bills. Each Adviser uses an independent security selection process and may emphasize specific industries, styles (growth/value), capitalization ranges, or other factors. An Adviser's security selection process, whether deliberately or unintentionally, may not eliminate all stock market risk factors associated with the long and short positions it establishes for the Vanguard Fund. The Vanguard Fund could lose money at any time and may underperform the markets in which it invests during any given period that such markets rise or perform strongly.


          o Short selling risk, which is the chance that the Vanguard Fund will lose money in connection with its short sales of securities. Short selling allows an investor to profit from declines in the price of securities. The Vanguard Fund's use of short sales in combination with its long positions in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Vanguard Fund held only long positions. It is possible that the stocks the Vanguard Fund holds long will decline in value at the same time that the stocks it holds short increase in value, thereby increasing potential losses to the Vanguard Fund. The Vanguard Fund may not always be able (or find it economically attractive) to sell short a security the Adviser believes to be particularly overvalued. In that case, the Vanguard Fund may establish a short position in a different security, and that short position may be less profitable for the Vanguard Fund than if the Vanguard Fund had shorted the security the Adviser believed was more overvalued. Also, the Vanguard Fund may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. The Vanguard Fund's loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. Short selling involves high transaction costs. The Advisers could have different opinions on the valuation of a particular security, which could affect their investment decisions. For example, one Adviser takes a "short" position in a security at the same time that the other Adviser has taken a "long" position in the same security. In that event, any gain from the short position may be partially or totally offset by a decline in the long position, or vice versa.


          o Manager risk, which is the chance that poor security selection will cause the Vanguard Fund to underperform relevant benchmarks or other funds with a similar investment objective.

          o Capitalization risk, which is the chance that returns from small-, mid- and large-capitalization stocks (to the extent that the Vanguard Fund's assets are invested in such stocks) will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

          o Style risk, which is the chance that returns from value stocks will trail returns from the overall stock market. The security selection processes used by the Advisers are likely to cause the Vanguard Fund's portfolio to exhibit sensitivity to the value-growth cycle within the U.S. equity markets, meaning that the Vanguard Fund's performance will be more likely to decline during periods when growth stocks outperform value stocks than during periods when value stocks outperform growth stocks.

Although the Vanguard Fund may invest in ETFs, the Vanguard Fund is not subject to the following primary risk factor that applies to the Laudus Fund:

          o Investments in Exchange-Traded Funds. The Laudus Fund may purchase shares of exchange-traded funds ("ETFs") to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Laudus Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.

     Comparing Shareholder Fees and Fund Expenses. The following tables sets forth the fees and expenses that you pay if you buy and hold Laudus Fund shares and what you may pay if you buy and hold Vanguard Fund shares:





                            Shareholder Fees (fees paid directly from your investment)

--------------------- ---------------------- --------------------- --------------- --------------
                      Current Fees and       Current Fees and      Estimated       Estimated
                      Expenses               Expenses              Fees and        Fees and
                      Laudus Rosenberg       Laudus Rosenberg      Expenses        Expenses
                      U.S. Large/Mid         U.S. Large/Mid        Vanguard(R)       Vanguard(R)
                      Capitalization         Capitalization        Market          Market
                      Long/Short Equity      Long/Short Equity     Neutral Fund    Neutral Fund
                      Fund - Institutional   Fund - Investor       -               - Investor
                      Class                  Class                 Institutional   Class
                                                                   Class
--------------------- ---------------------- --------------------- --------------- --------------
--------------------- ---------------------- --------------------- --------------- --------------
                               N/A                   N/A                N/A             N/A
Sales Charge (Load)
Imposed on Purchases
--------------------- ---------------------- --------------------- --------------- --------------
--------------------- ---------------------- --------------------- --------------- --------------
                              2%(1)                 2%(1)              1%(2)           1%(2)
Redemption Fee
--------------------- ---------------------- --------------------- --------------- --------------
--------------------- ---------------------- --------------------- --------------- --------------
     Exchange Fee              N/A                   N/A                N/A             N/A
--------------------- ---------------------- --------------------- --------------- --------------
--------------------- ---------------------- --------------------- --------------- --------------
     Account                   N/A                   N/A               $20(3)         $20(3)
     Service Fee
--------------------- ---------------------- --------------------- --------------- --------------


(1) The 2% fee applies to shares redeemed or exchanged within 30 days of purchase.

(2) The 1% fee applies to shares redeemed within one year of purchase by selling or by exchanging to another Vanguard fund, or if your shares are redeemed because your Vanguard Fund account balance falls below the minimum initial investment for any reason, including market fluctuation. The fee is withheld from redemption proceeds and retained by the Vanguard Fund. Shares held for one year or more are not subject to the 1% fee.

(3) If applicable, the account service fee will be assessed by redeeming fund shares in the amount of $20.

     The table set forth below compares the expenses the Laudus Fund expects to incur in its current fiscal year and the estimated expenses of the Vanguard Fund for the first full year after the Reorganization is consummated (assuming current asset levels of the Laudus Fund remain the same).



----------------------------------------------------------------------------------------------------------------------------------
                              Current Fees     Estimated Fees  Pro forma Fees  Current Fees     Estimated Fees   Pro forma Fees
                              and Expenses      and Expenses    and Expenses   and Expenses      and Expenses   and Expenses as
                               Laudus Fund    Vanguard Market     as of the     Laudus Fund    Vanguard Market       of the
                             Investor Shares    Neutral Fund   Reorganization  Institutional     Neutral Fund    Reorganization
                                              Investor Shares       Date           Shares       Institutional         Date
                                                               Investor Shares                      Shares       Institutional
                                                                                                                     Shares
----------------------------------------------------------------------------------------------------------------------------------
Management Fees                   1.00%            0.72%            0.72%          1.00%            0.57%            0.57%

----------------------------------------------------------------------------------------------------------------------------------
Distribution and Shareholder
Services Fee (12b-1Fees)          0.25%             N/A              N/A            N/A              N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses                     N/A             0.03%            0.03%           N/A             0.03%            0.03%
----------------------------------------------------------------------------------------------------------------------------------
  Dividend Expenses on
  Securities Sold Short(1)        1.44%            1.50%            1.50%          1.44%            1.50%            1.50%
----------------------------------------------------------------------------------------------------------------------------------
  Remainder of Other Expenses     0.77%             N/A              N/A           0.66%             N/A              N/A
----------------------------------------------------------------------------------------------------------------------------------
Total of Other Expenses           2.21%            1.53%            1.53%          2.10%            1.53%            1.53%
----------------------------------------------------------------------------------------------------------------------------------
Total Annual Operating
Expenses(2)                       3.46%            2.25%            2.25%          3.10%            2.10%            2.10%
----------------------------------------------------------------------------------------------------------------------------------
Less Fee Waiver and/or
Expense Reimbursement            (0.48%)(3)         N/A              N/A        (0.42%)(3)           N/A              N/A
----------------------------------------------------------------------------------------------------------------------------------
Net Expenses                      2.98%            2.25%            2.25%          2.68%            2.10%            2.10%
----------------------------------------------------------------------------------------------------------------------------------


(1) When a cash dividend is declared on a stock a fund has sold short, the fund is required to pay an amount equal to that dividend to the party from whom the fund borrowed the stock. The SEC requires every mutual fund that sells securities short to disclose the related dividend expenses as an "other expense" in the prospectus disclosure of annual fund operating expenses.
(2) If the SEC did not require Dividend Expenses on Securities Sold Short to be included in this table, Total Annual Operating Expenses would have been 1.66% and 2.02% (without reflecting fee waiver and/or expense reimbursement) for the Laudus Fund's Institutional and Investor Share classes, respectively, and are estimated to be 0.60% and 0.75% for the Vanguard Fund's Institutional and Investor Share classes, respectively.
(3) The fee waiver and/or expense reimbursement is made pursuant to CSIM's contractual undertaking (the "Expense Limitation Agreement") to waive its management fee and bear certain expenses for the Institutional and Investor classes when the operating expenses reach 1.24% and 1.54%, respectively (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Laudus Fund's business). The Expense Limitation Agreement will not continue after the Reorganization and will not apply to the Vanguard Fund, which will be managed by Vanguard, not CSIM. Amounts waived and subject to reimbursement by the Laudus Fund will be cancelled prior to the Reorganization. In the event that the Reorganization is not approved by the shareholders of the Laudus Fund, CSIM has agreed to keep the Expense Limitation Agreement in place until at least July 30, 2009.



Example

     The following Example is intended to help you compare the cost of investing in the Laudus Fund and the Vanguard Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and that you redeem your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, that each Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Although your actual costs and returns might be different based on these assumptions, your costs would be:



---------------------------------- ---------------------- ---------------------- ----------------------- ------------------
                                          1 Year                 3 years                5 Years              10 Years
---------------------------------- ---------------------- ---------------------- ----------------------- ------------------
---------------------------------- ---------------------- ---------------------- ----------------------- ------------------
Laudus Rosenberg U.S. Large/Mid            $271(1)                 $876                   $1,550               $3,351
Capitalization Long/Short Equity
Fund - Institutional Class
---------------------------------- ---------------------- ---------------------- ----------------------- ------------------
---------------------------------- ---------------------- ---------------------- ----------------------- ------------------
Laudus Rosenberg U.S. Large/Mid            $301(1)                 $971                   $1,714               $3,673
Capitalization Long/Short Equity
Fund - Investor Class
---------------------------------- ---------------------- ---------------------- ----------------------- ------------------
---------------------------------- ---------------------- ---------------------- ----------------------- ------------------
Vanguard(R) Market Neutral Fund -          $213                    $658                   $1,129               $2,431
Institutional Class
---------------------------------- ---------------------- ---------------------- ----------------------- ------------------
---------------------------------- ---------------------- ---------------------- ----------------------- ------------------
Vanguard(R) Market Neutral Fund -           $228                   $703                   $1,205               $2,585
Investor Class
---------------------------------- ---------------------- ---------------------- ----------------------- ------------------




(1) The fee waiver and/or expense reimbursement is made pursuant to CSIM's contractual undertaking (the "Expense Limitation Agreement") to waive its management fee and bear certain expenses for the Institutional and Investor classes when the operating expenses reach 1.24% and 1.54%, respectively (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Laudus Fund's business). The Expense Limitation Agreement will not continue after the Reorganization and will not apply to the Vanguard Fund, which will be managed by Vanguard, not CSIM. Amounts waived and subject to reimbursement by the Laudus Fund will be cancelled prior to the Reorganization. In the event that the Reorganization is not approved by the shareholders of the Laudus Fund, CSIM has agreed to keep the Expense Limitation Agreement in place until at least July 30, 2009.


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


     The Reorganization is not expected to have an impact on the net asset value per share ("NAV") of the Laudus Fund. As indicated below, the Reorganization will not cause the value of aLaudus Fund shareholder's account to go up or down, and each shareholder will own an amount of shares of the Vanguard Fund equal in value to the shares of the Laudus Fund owned by such holder at the time of the Reorganization. Any declared but undistributed dividends or capital gains will carry over in the Reorganization.


     The following table shows the capitalization of the Laudus Fund and the Vanguard Fund as of September 24, 2007 and the capitalization of the Vanguard Fund on a pro-forma basis as of that date after giving effect to the Reorganization. The following are examples of the number of Institutional and Investor shares of the Laudus Fund that would be exchanged for the Institutional and Investor shares of the Vanguard Fund if the Reorganization shown had been consummated on September 24, 2007, and do not reflect the number of such shares or the value of such shares that would actually be received if the Reorganization occurs. Amounts in the tables are in thousands, except for net asset value per share.


                              CAPITALIZATION TABLE
                                   (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------
                                    Laudus Rosenberg            Vanguard        Pro forma
                                    U.S. Large/Mid              Market          Capitalization as of the
                                    Capitalization Long/        Neutral         Record Date
                                    Short Equity Fund           Fund
----------------------------------------------------------------------------------------------------------------------
Total Net Assets as of the
 Record Date
 Investor                                $7,629,630                0               $7,629,630
 Institutional                           $6,365,292                0               $6,365,292
----------------------------------------------------------------------------------------------------------------------
Total Number of Shares Outstanding
 on the Record Date
 Investor                                605,045.36                0               605,045.36
 Institutional                           507,126.70                0               507,126.70
----------------------------------------------------------------------------------------------------------------------
NAV on the Record Date
 Investor                                 $12.58                   0                   $12.58
 Institutional                            $12.55                   0                   $12.55
-----------------------------------------------------------------------------------------------------------------------


     Comparing Trustees. As previously discussed, the Laudus Fund will be reorganized into an investment portfolio of the Vanguard Trust if shareholders approve the Reorganization. Information on the trustees of the Vanguard Trust appears below in the section entitled "Management of Vanguard(R) Market Neutral Fund." Following the Reorganization, the Board of Trustees of the Laudus Trust will have no oversight over, or other involvement with, the Vanguard Fund.


     Comparing Independent Auditors. PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Laudus Fund, is expected to serve as the independent registered public accounting firm for the Vanguard Fund, and currently serves in that capacity for all other Vanguard funds. In this role, PricewaterhouseCoopers LLP audits the financial statements of all Vanguard funds. PricewaterhouseCoopers LLP also reviews the Annual Reports to Shareholders of the Vanguard funds and their filings with the SEC. Neither PricewaterhouseCoopers LLP nor any of its partners have any direct or material indirect financial interest in the Vanguard funds. The Vanguard Fund will keep the same March 31st fiscal year end as the Laudus Fund and make distributions on an annual basis.


Organization. The Vanguard Fund is a series of a trust organized as a Delaware statutory trust. The Laudus Fund is a series of a trust organized as a Massachusetts business trust. There are two material differences between the provisions of the Amended and Restated Agreement and Declaration of Trust of the Vanguard Trust ("Vanguard Declaration of Trust") and the Second Amended and Restated Agreement and Declaration of Trust of the Laudus Trust ("Laudus Declaration of Trust"). First, the Vanguard Declaration of Trust provides that twenty-five (25%) of the shares entitled to vote constitutes a quorum for a shareholder meeting, while the Laudus Declaration of Trust mandates that forty percent (40%) of the shares entitled to vote constitutes a quorum. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Laudus Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Laudus Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Laudus Trust or its Trustees. The Laudus Declaration of Trust provides for indemnification out of all the property of the Laudus Fund for all loss and expense of any shareholder of the Laudus Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Laudus Fund would be unable to meet its obligations. The Vanguard Declaration of Trust does not provide for such indemnity. Under Delaware law, however, shareholders of a Delaware statutory trust are not held personally liable for the acts or obligations of a fund, other than to the extent of the shareholder's investment in the fund.

     Description of Securities to be Issued. Full and fractional shares of the Vanguard Fund will be issued to Laudus Fund shareholders in accordance with the procedures set forth in the Agreement and Plan of Reorganization. If the Laudus Fund shareholders approve the Reorganization, holders of shares of the Institutional Class of the Laudus Fund will receive shares of the Institutional Class of the Vanguard Fund, while holders of shares of the Investor Class of the Laudus Fund will receive shares of the Investor Class of the Vanguard Fund.

     Purchase, Redemption, and Exchange Information.


     After the Reorganization, the Laudus Fund (as reorganized into the Vanguard
Fund) will continue to be sold to individuals and institutional investors. The chart below highlights the purchase, redemption and exchange features of the Laudus Fund as compared to such features of the Vanguard Fund.


     Laudus Fund shareholders on the date of the Reorganization will be exempt from the minimum initial purchase and maintenance amounts for Investor and Institutional Shares of the Vanguard Fund.



     Currently, the Laudus Fund shareholders approve the Reorganization, Laudus Fund shareholders will continue to be subject to a redemption fee. Currently, the Laudus Fund imposes a 2% fee if a shareholder redeems or exchanges its shares within 30 days of purchase. After the Reorganization, the Vanguard Fund will charge a 1% fee on shares redeemed within one year of purchase by selling or by exchanging to another Vanguard fund, or when Vanguard applies the low-balance account-closure policy. In both cases, this fee is designed to ensure that short-term investors pay their share of each fund's transactions costs and that long-term investors do not subsidize the activities of short-term shareholders. Vanguard will waive the application of the 1% redemption fee for Laudus Fund shareholders on the date of the Reorganization with respect to their shareholdings as of the date of the Reorganization. Purchases of additional shares by Laudus Fund shareholders after the date of the Reorganization will be subject to the Vanguard Fund redemption fee.


     With respect to the Laudus Fund, CSIM may waive the application of the short-term redemption fee for 401(a), 401(k), 457 and 403(b) retirement plans, as well as for certain wrap accounts. For the Vanguard Fund accounts, however, redemption fees will not apply to the following (including participants in employer-sponsored defined contribution plans that are serviced by Vanguard Small Business Services): (i) redemptions of shares purchased with reinvested dividend and capital gains distributions; (ii) share transfers, rollovers, or re-registrations within the same fund; (iii) conversions of shares from one share class to another in the same fund; (iv) redemptions of shares to pay fund or account fees; (v) Section 529 college savings plans; (vi) for a one-year period, shares rolled over to an IRA held at Vanguard from a retirement plan for which Vanguard serves as recordkeeper (except for Vanguard Small Business Services retirement plans); and (vii) distributions by shareholders age 70 1/2 or older from the following:

o    Traditional IRAs;
o    Inherited IRAs (traditional and Roth);
o    Rollover IRAs;
o    SEP-IRAs;
o    SIMPLE IRAs;
o Section 403(b)(7) plans served by the Vanguard Small Business Services Department; and
o Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.


For participants in employer-sponsored defined contribution plans (other than those serviced by the Vanguard Small Business Services Department), in addition to the exclusions previously listed, redemption fees will not apply to the following:

o    Exchanges  of  shares  purchased  with  participant   payroll  or  employer
     contributions;
o    Distributions, loans, and in-service withdrawals from a plan;
o Redemptions or transfers of shares as part of a plan termination or at the direction of the plan; and

Redemption fees will apply to Vanguard fund shares exchanged out of a fund within the fund's redemption-fee period into which fund the shares had previously been exchanged, rolled over, or transferred by a participant.




----------------------------------------------------------------------------------------------------------------------
Purchase, Redemption and        Laudus Rosenberg U.S.      Laudus            Vanguard Market    Vanguard Market
Exchange Features               Large/Mid Capitalization   Rosenberg U.S.    Neutral Fund -     Neutral Fund -
                                Long/Short Equity Fund -   Large/Mid         Institutional      Investor Class
                                Institutional Class        Capitalization    Class
                                                           Long/Short
                                                           Equity Fund -
                                                           Investor Class
----------------------------------------------------------------------------------------------------------------------
Minimum initial                 $50,000/$0                 $100/$0           $5 million/$50     $250,000/$50 by
purchase/additional investment                                               by Automatic       Automatic Investment
                                                                             Investment Plan;   Plan; $100 by check,
                                                                             $100 by check,     exchange, wire, or
                                                                             exchange, wire,    electronic bank
                                                                             or electronic      transfer (other
                                                                             bank transfer      than  Automatic
                                                                             (other than        Investment Plan)
                                                                             Automatic
                                                                             Investment Plan)
----------------------------------------------------------------------------------------------------------------------
Purchases                       By intermediary, wire,     By                Through            Through Vanguard's
                                mail, Laudus Funds         intermediary,     Vanguard's         website, by
                                Automatic Investment       wire, mail, or    website, by        telephone or mail
                                Program or investments     Laudus Funds      telephone or mail
                                in kind                    Automatic
                                                           Investment
----------------------------------------------------------------------------------------------------------------------
Redemptions                     By mail, phone (if         By mail, phone    Through            Through Vanguard's
                                authorized), or            (if               Vanguard's         website, by
                                systematic withdrawal      authorized), or   website, by        telephone or mail
                                plan                       systematic        telephone or mail
                                                           withdrawal plan
----------------------------------------------------------------------------------------------------------------------
Free Exchange Privileges        By mail or phone(1)          By mail or      Yes, through       Yes, through
                                                           phone(1)          Vanguard's         Vanguard's website,
                                                                             website, by        by telephone or mail
                                                                             telephone or mail
----------------------------------------------------------------------------------------------------------------------

1. Shareholders of the Laudus Fund are not permitted to exchange any of their shares for shares of the Laudus Rosenberg International Small Capitalization Fund. Shareholders of the Laudus Fund are not permitted to exchange any of their shares for shares of the Laudus Rosenberg U.S. Discovery Fund or the Laudus Rosenberg U.S. Small Capitalization Fund unless such shareholders are also existing shareholders of the Laudus Rosenberg U.S. Discovery Fund or the Laudus Rosenberg U.S. Small Capitalization Fund.

     Calculating NAV. The Laudus Fund calculates its NAV once each business day as of the close of the New York Stock Exchange (generally, 4:00 p.m. Eastern time). Similarly, the Vanguard Fund calculates its NAV after the close of regular trading on the New York Stock Exchange.



                     III. INVESTMENT ADVISORY ARRANGEMENTS


     The Vanguard Fund uses a multimanager approach. Each of the Advisers independently manages its assigned portion of the Vanguard Fund's assets, subject to the supervision and oversight of Vanguard and the Vanguard Fund's Board of Trustees. The Vanguard Fund's Board of Trustees designates the proportion of the Vanguard Fund assets to be managed by each Adviser and may change these proportions at any time. It is currently expected that AXA Rosenberg and Vanguard Quantitative Equity Group will each manage approximately 50% of the assets of the Vanguard Fund.


     Vanguard. Vanguard's Quantitative Equity Group will manage a portion of the assets of the Vanguard Fund, if shareholders approve the Reorganization. Vanguard began operations in 1975. Vanguard's address is P.O. Box 2600, Valley Forge, Pennsylvania 19482. Vanguard will provide internalized investment management services to the Vanguard Fund on an "at cost" basis pursuant to the Funds' Service Agreement. Vanguard will, among other things, continuously review, supervise and administer a portion of the investment program for the Vanguard Fund. Vanguard is the nation's second-largest mutual fund firm and a leading provider of company-sponsored retirement plan services.

     George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

     Joel M. Dickson, Ph.D., is head of Active Quantitative Equity Management and Principal of Vanguard. He has direct oversight responsibility for all active quantitative equity portfolios managed by Vanguard's Quantitative Equity Group. He has been with Vanguard since 1996 and has managed investment portfolios since 2003. He received his A.B. in Economics from Washington University in St. Louis and a Ph.D. in Economics from Stanford University.

     James D. Troyer, CFA, is a Principal of Vanguard and will be the manager primarily responsible for the day-to-day management of Vanguard's portion of the Vanguard Fund, if the Reorganization is approved by shareholders. He has worked in investment management since 1979 and has been with Vanguard since 1989. He receive his A.B from Occidental College.

     AXA Rosenberg Investment Management LLC. The Laudus Fund's sub-adviser, AXA Rosenberg Investment Management LLC, will serve as co-Adviser to the Vanguard Fund if shareholders approve the Reorganization. AXA Rosenberg's address is 4 Orinda Way, Building E, Orinda, California 94563. As of July 31, 2007, AXA Rosenberg served as investment adviser for approximately $137 billion in assets.

     Dr. William Ricks has been with AXA Rosenberg since 1989, where he has been the Chief Executive Officer and Chief Investment Officer for the past five years. He is responsible for overseeing the implementation of AXA Rosenberg investment strategies, which are primarily driven by stock selection and portfolio construction models. To that end, he has overall responsibility for the implementation of AXA Rosenberg investment strategies and the various aspects of AXA Rosenberg's investment process, including trading, operations, portfolio engineering and portfolio construction. Dr. Ricks has managed the Laudus Fund since its inception in 1998. If the Reorganization is approved by shareholders, Dr. Ricks will be the manager primarily responsible for the day-to-day management of AXA Rosenberg's portion of the Vanguard Fund. He received his B.S. from the University of New Orleans, and a Ph.D from the University of California, Berkley.

     Comparing Investment Advisory Agreements. The investment advisory agreements for the Laudus Fund consist of a management agreement between the Laudus Fund and CSIM and a sub-advisory agreement among the Laudus Fund, CSIM and AXA Rosenberg. The Vanguard Fund will have an investment advisory agreement with AXA Rosenberg and an advisory arrangement with Vanguard. A description of the terms of the current agreements for the Laudus Fund and the arrangement for the Vanguard Fund is set forth below.

     1. Current Management Agreement between the Laudus Fund and CSIM ("CSIM Agreement")

        Investment Advisory Fees

     The CSIM Agreement provides that the Laudus Fund will pay, as compensation to CSIM for its investment advisory services to the Laudus Fund, a monthly fee of 1.00% of the Laudus Fund's average daily net assets up to $500 million and 0.95% of the Laudus Fund's average daily net assets over $500 million, each as of the last business day of the month.

        Delegation of Duties to a Sub-adviser

     The CSIM Agreement provides that CSIM may, subject to its supervision, delegate some or all of its duties under the CSIM Agreement to a sub-adviser.

        Duration

     Initially,   the  CSIM  Agreement   continued  in  effect  for  two  years.
Subsequently, the CSIM Agreement continues in successive annual periods, provided that such annual periods are approved annually by (1) a majority of the outstanding shares of the Laudus Fund or by the Laudus Trust's Board of Trustees and (2) a majority of the independent Trustees of the Laudus Trust, or (3) as otherwise permitted by the Investment Company Act of 1940 ("1940 Act") or the rules and regulations promulgated thereunder.

       Termination

     The CSIM Agreement may be terminated at any time by (1) a majority of the outstanding shares of the Laudus Fund, (2) a majority of the entire Laudus Trust



Board of Trustees on 60 days' written notice to CSIM, or (3) CSIM on 60 days' written notice to the Laudus Trust.

        Liability of CSIM

     The CSIM Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence, CSIM is not liable to the Laudus Trust, the Laudus Fund or any of their shareholders, officers, directors or trustees for an act or omission in the course of providing investment advisory services pursuant to the CSIM Agreement.

        Selection of Brokers

     The CSIM Agreement provides that CSIM will place on behalf of the Laudus Fund all orders for the purchase and sale of the Laudus Fund's securities.

     2. Current Sub-Advisory Agreement among CSIM, AXA Rosenberg, and the Laudus Trust ("Current AXA Rosenberg Agreement")

        Investment Advisory Fees

     The Current AXA Rosenberg Agreement provides that CSIM will pay AXA Rosenberg as compensation for its sub-advisory services to the Laudus Fund a quarterly fee equal to (1) a sub-advisory base fee, plus or minus (2) a performance adjustment.

         Duration

     Initially, the Current AXA Rosenberg Agreement continued in effect for two years. Subsequently, the Current AXA Rosenberg Agreement continues in successive annual periods, provided that such annual periods are approved annually by (1) a majority of the outstanding shares of the Laudus Fund or by Laudus Trust's Board of Trustees and (2) a majority of the independent Trustees of the Laudus Trust, or (3) as otherwise permitted by the 1940 Act or the rules and regulations promulgated thereunder.

         Termination

     The Current AXA Rosenberg Agreement may be terminated at any time by (1) a majority of the outstanding shares of the Laudus Fund, (2) a majority of the entire Laudus Trust Board of Trustees on 60 days' written notice to AXA Rosenberg or (3) AXA Rosenberg on 60 days' written notice to the Trust.

         Liability of AXA Rosenberg

     The Current AXA Rosenberg Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties, AXA Rosenberg is not liable to CSIM, the Laudus Trust, the Laudus Fund or any of their shareholders, officers, directors or trustees for an act or omission in the course of providing investment advisory services pursuant to the Current AXA Rosenberg Agreement.

         Selection of Brokers

     Under the Current AXA Rosenberg Agreement, AXA Rosenberg has the authority to select brokers and/or place orders for the purchase and sale of the Laudus Fund's securities.

     3.  Proposed  Advisory   Arrangement  with  Vanguard   ("Proposed  Vanguard
Arrangement")

         Investment Advisory Fees

     Under the Proposed Vanguard Arrangement, the Vanguard Fund would pay its share of the actual cost of Vanguard's expenses for corporate, management, administrative, and distribution services, including the actual cost of investment advisory services provided by Vanguard's Quantitative Equity Group.

         Delegation of Duties to a Sub-adviser

     Vanguard may establish wholly-owned subsidiaries, and supervise the management and operations of such subsidiaries, as are necessary or appropriate to carry on or support the business activities of the Vanguard Fund. In addition, Vanguard may authorize such subsidiaries to perform such other functions for the Vanguard Fund as Vanguard's Board of Directors may determine.

         Duration and Termination

     The Proposed Vanguard Arrangement will continue in effect until terminated or amended by mutual agreement of the Vanguard Fund and Vanguard.

         Selection of Brokers

     Under the Proposed Vanguard Arrangement, Vanguard's Quantitative Equity Group has the authority to select brokers and/or place orders for the purchase and sale of securities in its portion of the Vanguard Fund's assets.

     4. Proposed Investment Advisory Agreement with AXA Rosenberg ("Proposed AXA Rosenberg Agreement")

        Delegation of Duties to a Sub-adviser

     The Proposed AXA Rosenberg Agreement does not have a provision which would permit AXA Rosenberg to delegate its duties under the Proposed AXA Rosenberg Agreement.


         Duration

     Initially, the Proposed AXA Rosenberg Agreement will continue in effect for two years. Subsequently, the Proposed AXA Rosenberg Agreement will continue in successive annual periods, provided that the Proposed AXA Rosenberg Agreement is approved annually by (1) the Board of Trustees of the Vanguard Fund, including a majority of the independent Trustees or (2) a majority of outstanding voting securities of the Vanguard Fund.

         Termination

      The Proposed AXA Rosenberg Agreement may be terminated at any time by (1) a vote of the entire Board of Trustees of the Vanguard Trust or (2) by a majority of the outstanding voting securities of the Vanguard Fund, both (1) and
(2) on 30 days' written notice to AXA Rosenberg, or (3) AXA Rosenberg on 90 days' written notice to the Vanguard Trust.

         Liability of AXA Rosenberg

     The Proposed AXA Rosenberg Agreement provides that AXA Rosenberg will be liable to the Vanguard Fund or its shareholders because of willful misfeasance, bad faith, or negligence in the performance of its duties pursuant to the Proposed AXA Rosenberg Agreement or the reckless disregard of its obligations pursuant to the Proposed AXA Rosenberg Agreement.

         Selection of Brokers

     The Proposed AXA Rosenberg Agreement provides that AXA Rosenberg may select the brokers or dealers that will execute purchases and sales of securities of the portion of the assets of the Vanguard Fund that the Vanguard Trust's Board Trustees determines in its sole discretion to assign to Vanguard ("AXA Rosenberg Portfolio").

         Investment Advisory Fees

     The Proposed AXA Rosenberg Agreement contemplates compensating AXA Rosenberg for its investment advisory services a base fee ("Base Fee") plus a performance adjustment ("Performance Adjustment"), payable quarterly in arrears. The Base Fee and Performance Adjustment together is called the "Adjusted Fee."

     The Base Fee for each fiscal quarter of the Vanguard Fund is calculated by multiplying an annual percentage rate to the average daily net assets of the AXA Rosenberg Portfolio during such fiscal quarter, and dividing the result by four. The end of June, September, December, and March constitute the conclusion of the Vanguard Fund's fiscal quarters. The Base Fee will be increased or decreased by applying a Performance Adjustment based on the investment performance of the AXA Rosenberg Portfolio relative to the investment performance of the Citigroup 3-Month Treasury Bill Index. The investment performance will be based on the cumulative total return of the Portfolio over a trailing 36-month period ending with the applicable quarter, compared with the cumulative total return of the Index for the same period.

     Based on the Laudus Fund's current size, the maximum possible fee payable by the Vanguard Fund to AXA Rosenberg under the advisory agreement during the first year the performance-based fee is fully in effect would be 0.45% of the

Vanguard Fund's average daily net assets. This compares favorably with the contractual fee payable by the Laudus Fund, which is 1.00% of the Laudus Fund's average daily net assets up to $500 million and 0.95% of the Laudus Fund's average daily net assets over $500 million.

The following table shows on a comparative basis for the fiscal year ended March 31, 2007, the investment advisory fees payable under the Laudus Fund fee schedule and the investment advisory fees (presented on a pro forma basis) that would have been paid to AXA Rosenberg had the Vanguard Fund fee schedule been in place for the same period.


------------------------------------------------------- -----------------------------------------------------
 Gross Investment Advisory Fee for Fiscal Year Ended     Pro forma Investment Advisory Fees for Fiscal Year
                    March 31, 2007                                     Ended March 31, 2007**
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
                      $283,832*                                               $113,239
------------------------------------------------------- -----------------------------------------------------


* Pursuant to the Expense Limitation Agreement, CSIM waived $120,745 in advisory fees, resulting in net advisory fees of $163,087 owed by the Laudus Fund during the period.

** Pro forma fees shown do not include calculation of a performance fee. Pursuant to the Proposed AXA Rosenberg Agreement, no performance adjustment will apply to the calculation of the Base Fee during the initial 36-month performance period. Thereafter, the quarterly fee paid to AXA Rosenberg will be increased or decreased based on AXA Rosenberg's performance in comparison with a benchmark index. See "Overview - Investment Advisory Fees."


     Future Changes to Vanguard Fund's Advisory Arrangements. Under the terms of an SEC exemption, the Vanguard Fund's Board of Trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Vanguard Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Vanguard Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Vanguard Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an adviser be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.


IV.      ADDITIONAL INFORMATION ABOUT VANGUARD(R) MARKET NEUTRAL FUND

     This section sets forth additional information about the Vanguard Fund, including information regarding its investment program and expected advisory arrangements, considerations regarding dividends, capital gains, and taxes, the determination of its share price, and account related options. References to "us," "we" or "our" refer to Vanguard or the Vanguard Fund, as applicable. Reference to "you" or "your" refer to shareholders of the Vanguard Fund.

         Performance/Risk Information

     The Vanguard Fund has not commenced operations, so performance information (including annual total returns and average annual total returns) for a full calendar year is not yet available.

     Primary Investment Strategies and Policies
     The following sections further explain the primary investment strategies and policies that the Vanguard Fund intends to use in pursuit of its investment objective. You will also find information on other important features of the Vanguard Fund.

     The Vanguard Fund uses multiple investment advisers, each of which independently selects and maintains a diversified portfolio of common stocks for the Vanguard Fund. The Advisers employ active investment management methods, which means that securities are bought and sold according to the Advisers' evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each Adviser buys securities it considers to be undervalued and sells short an approximately equal dollar amount of securities the Adviser considers to be overvalued. By taking long and short positions in different securities that are approximately equal in value, the Vanguard Fund attempts to limit the effect of market movements on portfolio performance to the extent consistent with the Advisers' individual investment decisions. Each Adviser uses an independent security selection process and may emphasize specific industries, styles (growth/value), capitalization ranges, or other factors. The overall profitability of the Vanguard Fund depends on the net performance of its long and short positions, and it is possible for the Vanguard Fund to experience a net loss across all positions. If the Vanguard Fund's investment strategy is successful, however, the net performance of its long and short positions will produce long-term capital appreciation that reflects the quality of the Advisers' security selections, with limited exposure to general stock market risk.

     The market value of the long and short positions in the Vanguard Fund will not always be equal because of continuous changes in the prices of securities. The Vanguard Fund expects that its Advisers will need to frequently rebalance their long and short positions. Each Adviser is also expected to change the long and short positions in its portion of the Vanguard Fund to reflect changes in the universe of securities the Adviser considers undervalued or overvalued. As a result, the Vanguard Fund's portfolio turnover rate may significantly exceed 100%. Higher portfolio turnover increases brokerage commissions and other transaction costs that reduce Vanguard Fund performance. Higher portfolio turnover may lead to the realization and distribution of capital gains to shareholders, potentially increasing their tax liability.

The Vanguard Fund is generally managed without regard to tax ramifications.



     Other Investment Policies and Risks. Besides investing on a long and short basis in publicly-traded stocks, the Vanguard Fund may make other kinds of investments to achieve its objective.

         Investments in Derivatives.

THE VANGUARD FUND MAY INVEST IN DERIVATIVES. IN GENERAL, DERIVATIVES MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF THE VANGUARD FUND'S OTHER INVESTMENTS.

     Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Vanguard Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Vanguard Fund as disclosed in this prospectus. An Adviser will not use derivatives to change the risks of the Vanguard Fund as a whole as such risks are disclosed in this prospectus. In particular, derivatives will be used only when an Adviser believes such use will allow the Vanguard Fund to:


o Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; or

o    Add value when these instruments are attractively priced.

     The Vanguard Fund's derivative investments may include futures contracts and options thereon, options on stocks or stock indexes, warrants, swap agreements, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial-in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain). Similar risks exist for other types of derivatives. In general, investments in derivatives have the potential to subject the Vanguard Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

     An Adviser may invest a small portion of the Vanguard Fund's assets in shares of exchange-traded funds (ETFs), including exchange-traded shares issued by Vanguard stock index funds. ETFs provide returns similar to those of common stocks. The Vanguard Fund may purchase ETFs in order to invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment, or add value when ETFs are attractively priced. When investing in ETFs, including Vanguard ETFs, the Vanguard Fund bears its proportionate share of the expenses of the ETF in which it invests.

     Investments in Vanguard CMT Funds. Vanguard may invest the Vanguard Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a CMT Fund, the Vanguard Fund bears its proportionate share of the at-cost expenses of the Vanguard CMT Fund in which it invests.

     Temporary Investments. The Vanguard Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments, in response to extraordinary market, economic, political, or other conditions, or for liquidity. In doing so, the Vanguard Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

FREQUENT TRADING OR MARKET-TIMING

     Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For Vanguard funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all Vanguard fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an adviser's ability to efficiently manage the Vanguard Fund.


     Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

o Each Vanguard fund (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) generally prohibits, except as otherwise noted in the section entitled, "Investing With Vanguard", an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

o Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

     See the section below entitled "Investing with Vanguard" for further details on Vanguard's transaction policies.


Each Vanguard fund (other than money market funds), in determining its net asset value, will use fair value pricing as described in the section entitled "Share Price." Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

         Turnover Rate

     Although the Vanguard Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held.

         The Vanguard Fund and Vanguard

     The Vanguard Fund is a member of The Vanguard Group. Vanguard manages more that $1.23 trillion in U.S. mutual fund assets, including more than $325 billion in employer-sponsored retirement plans. Vanguard offers more than 140 funds to U.S. investors and more than 40 additional funds in foreign markets. All of the Vanguard funds share in the expenses associated with Vanguard's business operations, such as personnel, office space, equipment, and advertising.

     Vanguard provides marketing services to the Vanguard funds through Vanguard Marketing Corporation, its wholly owned subsidiary. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund or each share class of a fund with multiple share classes (including the Vanguard funds) pays its allocated share of Vanguard's marketing costs.


     Brokerage

     The Advisers will be authorized to choose broker-dealers to handle the purchase and sale of the Vanguard Fund's portfolio securities, and to obtain the best available price and most favorable execution for all transactions. Subject to applicable legal requirements, an Adviser may select a broker-dealer based partly on brokerage or research services provided to the Adviser and its clients, including the Vanguard Fund. The Adviser may cause the Vanguard Fund to pay a higher commission than other broker-dealers would charge if the Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. An Adviser also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker-dealer.

      Dividends, Capital Gains, and Taxes

     Vanguard Fund Distributions. The Vanguard Fund will distribute to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Vanguard Fund.

         Basic Tax Points. Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:

o Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Vanguard Fund shares.

o Distributions declared in December - if paid to you by the end of January - are taxable for federal income tax purposes as if received in December.

o Distributions of any dividends, interest and short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes, except that for taxable years beginning on or before December 31, 2010, certain designated distributions of dividend income will be taxed to you at long-term capital gain rates, provided you and the Vanguard Fund meet certain holding period and other requirements.

o Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Vanguard Fund.


o Capital gains distributions may vary considerably from year to year as a result of the Vanguard Fund's normal investment activities and cash flows.

o              A sale or exchange of Vanguard Fund shares is a taxable event.
               This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

o Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of the Vanguard Fund shares, may be subject to state and local income taxes.

o Any conversion between classes of shares of the same fund is a non-taxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

         General Information

     Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

o    Provide us with your correct taxpayer identification number;

o    Certify that the taxpayer identification number is correct; and

o    Confirm that you are not subject to backup withholding.

     (Please note that backup withholding will not apply to your account if you previously satisfied these requirements for the Laudus Fund.)

     Similarly, Vanguard must withhold taxes from your account if the Internal Revenue Service instructs us to do so.

     Foreign Investors. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at www.Vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

     Invalid Addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.

     Tax Consequences. The Vanguard Fund's short sales will be subject to tax rules that may affect the amount, timing and character of distributions to shareholders. This prospectus/proxy statement provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about the Vanguard Fund's tax consequences for you, including potential consequences for you of the Vanguard Fund simultaneously holding long and short positions with respect to the same security.


         Share Classes. The Vanguard Fund offers two separate classes of shares:
Investor shares and Institutional shares. Institutional shares are for investors who generally do not require special employee benefit-plan services and who invest a minimum of $5 million.

         Share Price.

     The Vanguard Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Vanguard Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Vanguard Fund does not transact purchase or redemption requests. However, on those days the value of the Vanguard Fund's assets may be affected to the extent that the Vanguard Fund holds foreign securities that trade on foreign markets that are open.

     Stocks held by the Vanguard Fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage the Vanguard Fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by the Vanguard Fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by the Vanguard Fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of ETFs, such as ETF Shares).

     When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). The Vanguard Fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the Vanguard Fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the Vanguard Fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities - for example, if (1) trading in a security is halted and does not resume before the Vanguard Fund's pricing time or if a security does not trade in the course of a day, and (2) the Vanguard Fund holds enough of the security that its price could affect the Vanguard Fund's NAV.

     Fair-value prices are determined by Vanguard according to procedures adopted by Vanguard Trust's Board of Trustees. When fair-value pricing is employed, the prices of securities used by a Vanguard fund to calculate its NAV may differ from quoted or published prices for the same securities.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


         Financial Highlights

         The Vanguard Fund has not commenced operations, so financial highlights are not yet available.

         PURCHASING SHARES

         Account Minimums

     To open and maintain an account.  $250,000  (Investor  Shares);  $5 million
(Institutional   Shares).   Laudus  Fund   shareholders   on  the  date  of  the
Reorganization will not be subject to these account minimums.

     To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment Plan).

     Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

     Investment minimums may differ for certain categories of investors.


     How To Purchase Shares

     Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.

     Online transactions. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (the purchase of shares in an open fund with the proceeds of a redemption from another fund) through our website at www.vanguard.com.

     By telephone. You may call Vanguard to request a purchase of shares by wire, by electronic bank transfer, or by an exchange. You may also begin the account registration process or request that the forms be sent to you. See Contacting Vanguard.

     By mail. You may send your check and account registration form to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online). You may also send a written request to Vanguard to add to a fund account or to make an exchange. The request must be in good order. See How to Make a Purchase Request: By check. For a list of Vanguard addresses, see Contacting Vanguard.

     How To Make A Purchase Request

     By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or whenever you wish. Your transaction can be initiated online, by telephone, or by mail if your request is in good order.

     By wire. Because wiring instructions vary for different types of purchases, please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.


     By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Purchase Shares: By mail. Make your check payable to: Vanguard--Fund # 634 (Investor) or 734 (Institutional). See Contacting Vanguard.


         Trade Dates

     You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are purchased at that day's NAV. This is known as your trade date.

     For check and wire purchases into all funds other than money market funds, and for exchanges into all funds: A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a purchase request received after that time will have a trade date of the first business day following the date of receipt.

     For check purchases of money market funds only: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the first business day following the date of receipt. For a request received after that time, the trade date will be the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will always be one business day later than for other funds.

     For an electronic bank transfer by Automatic Withdrawal Plan: Your trade date will be one business day before the date you designated for withdrawal from your bank account.

     For an electronic bank transfer (other than an Automatic Investment Plan purchase): A purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will have a trade date of the following business day.

     For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

     Good order. The required information on your purchase request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

     Other Purchase Rules You Should Know

     Check purchases. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.

     New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.

     Purchase requests. Vanguard reserves the right to stop selling shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.

     Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

     No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written, wire, check, or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.

         CONVERTING SHARES

     A conversion between share classes of the same fund is a nontaxable event.

     A conversion request (other than a request to convert to Vanguard ETF(TM) Shares) received in good order by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a conversion request received after that time will have a trade date of the first business day following the date of receipt. See the section entitled, "Other Rules You Should Know." (Please contact Vanguard for information on conversions into Vanguard ETF(TM) Shares.)

     Pricing of Share Class Conversions

     If you convert from one class of the Vanguard Fund's shares to another, the transaction will be based on the respective net asset values of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's net asset values. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your "new" shares compared with that of your "old" shares.

     Conversions Into Institutional Shares

     You are eligible for a self-directed conversion from Investor Shares into Institutional Shares of the same Vanguard fund (if available), provided that your account balance in the fund is at least $5 million. Registered users of Vanguard's website, www.vanguard.com, may request a conversion online, or you may contact Vanguard by telephone or by mail to request this transaction.


     Mandatory Conversions Into Investor Shares

     If an investor no longer meets the requirements for Institutional Shares, the Vanguard Fund may automatically convert the investor's shares into Investor Shares. A decline in the investor's account balance because of market movement may result in such a conversion. The Vanguard Fund will notify the investor in writing before any mandatory, conversion occurs.

     REDEEMING SHARES


     The Vanguard Fund charges a 1% fee on shares that are redeemed before they have been held for one year. Shares held by Laudus Fund shareholders on the date of the Reorganization will not be subject to the redemption fee. The fee applies when shares are redeemed by selling or by exchanging to another Vanguard fund, or when Vanguard applies the low-balance account-closure policy. Shares you have held the longest will be redeemed first.


     Unlike a sales charge or a load paid to a broker or a fund management company, the redemption fee is paid directly to the Vanguard Fund to offset the costs of buying and selling securities. The fee is designed to ensure that short-term investors pay their share of the Vanguard Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. See the section below entitled "Investing with Vanguard" for further details on Vanguard's redemption fees.

     How To Redeem Shares

     Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.

     Online transactions. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares with the proceeds of a redemption from another fund) through our website at www.vanguard.com.

     By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.

     By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. The request must be in good order. See Contacting Vanguard.

     How To Receive Redemption Proceeds

     By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form or fill out the appropriate section of your account registration form. You can then redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan--$50 minimum) or whenever you wish ($100 minimum). Your transaction can be initiated online, by telephone, or by mail if your request is in good order.

     By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.

     By check. Vanguard will normally mail you a redemption check within two business days of your trade date.

     Trade Dates

     You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date.

     For check redemptions and exchanges from all funds: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a request received after that time will have a trade date of the first business day following the date of receipt.

     For money market fund redemptions by wire: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

     For bond fund redemptions by wire: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

     For an electronic bank transfer by Automatic Withdrawal Plan: Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. (The trade date is two business days prior to the date you designated for the proceeds to be in your bank account.)

     For an electronic bank transfer (other than an Automatic Withdrawal Plan redemption): A redemption request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a redemption request received after that time will have a trade date of the first business day following the date of receipt.

     For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

     Good order. The required information on your redemption request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

     Redemption Fees

     The Vanguard Fund charges a 1% fee on shares redeemed within one year of purchase by selling or by exchanging to another fund, or when Vanguard applies the low-balance account-closure policy. The fee is withheld from redemption proceeds and is paid directly to the Vanguard Fund. Shares held for one year or more are not subject to the 1% fee. After redeeming shares that are exempt from redemption fees, shares you have held the longest will be redeemed first.

     For Vanguard fund accounts (including participants in employer-sponsored defined contribution plans that are serviced by Vanguard Small Business Services), redemption fees will not apply to the following:

o Redemptions of shares purchased with reinvested dividend and capital gains distributions.

o    Share transfers, rollovers, or re-registrations within the same fund.

o    Conversions of shares from one share class to another in the same fund.

o    Redemptions of shares to pay fund or account fees.

o    Section 529 college savings plans.

o For a one-year period, shares rolled over to an IRA held at Vanguard from a retirement plan for which Vanguard serves as recordkeeper (except for Vanguard Small Business Services retirement plans).

o    Distributions by shareholders age 70 1/2 or older from the following:

     o    Traditional IRAs.

     o    Inherited IRAs (traditional and Roth).

     o    Rollover IRAs.

     o    SEP-IRAs.

     o    SIMPLE IRAs.

     o Section 403(b)(7) plans served by the Vanguard Small Business Services Department.
                                       31

     o Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.

     For participants in employer-sponsored defined contribution plans (other than those serviced by the Vanguard Small Business Services Department), in addition to the exclusions previously listed, redemption fees will not apply to the following:

o    Exchanges  of  shares  purchased  with  participant   payroll  or  employer
     contributions.

o    Distributions, loans, and in-service withdrawals from a plan.

o Redemptions or transfers of shares as part of a plan termination or at the direction of the plan.

o    Direct rollovers into IRAs.

     Redemption fees will apply to shares exchanged out of a fund within the fund's redemption-fee period into which fund the shares had previously been exchanged, rolled over, or transferred by a participant. If Vanguard does not serve as record keeper for your plan, redemption fees may be applied differently. Please read your recordkeeper's plan materials carefully to learn of any other rules or fees that may apply. Also see "Frequent-Trading Limits-- Accounts Held by Intermediaries" for information about the assessment of redemption fees by intermediaries.

     Other Redemption Rules You Should Know

     Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

     Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities - if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.

     Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

     Address change. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.

     Payment to a different person or address. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

     No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.

     Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.

     EXCHANGING SHARES

     An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in an open Vanguard fund. You can make exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.

     Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.

     FREQUENT-TRADING LIMITS

     Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

     For Vanguard Retirement Investment Program pooled plans, the policy applies to exchanges made by participants online or by phone.

     The policy does not apply to the following:

     o    Purchases  of  shares  with  reinvested   dividend  or  capital  gains
          distributions.

     o Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online(R).

     o    Redemptions of shares to pay fund or account fees.

     o Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)

     o    Transfers and re-registrations of shares within the same fund.

     o    Purchases of shares by asset transfer or direct rollover.

     o Conversions of shares from one share class to another in the same fund.

     o    Checkwriting redemptions.

     o    Section 529 college savings plans.

     o Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)

     For participants in employer-sponsored defined contribution plans that are not serviced by Vanguard Small Business Services, the frequent-trading policy does not apply to:

     o Purchases of shares with participant payroll or employer contributions or loan repayments.

     o    Purchases  of  shares  with  reinvested   dividend  or  capital  gains
          distributions.

     o    Distributions, loans, and in-service withdrawals from a plan.

     o Redemptions of shares as part of a plan termination or at the direction of the plan.

     o Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

     o    Redemptions of shares to pay fund or account fees.

     o    Share or asset transfers or rollovers.

     o    Re-registrations of shares.

     o Conversions of shares from one share class to another in the same fund.


     ACCOUNTS HELD BY INSTITUTIONS (OTHER THAN DEFINED CONTRIBUTION PLANS)

     Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.



     ACCOUNTS HELD BY INTERMEDIARIES

     When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.

     For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

     OTHER RULES YOU SHOULD KNOW

     Vanguard.com(R)Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.

     Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.

     Telephone Transactions
     Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

     Tele-account(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.

     Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:


     o Authorization to act on the account (as the account owner or by legal documentation or other means).

     o    Account registration and address.

     o    Social Security or employer identification number.

     o    Fund name and account number, if applicable.

     o Other information relating to the caller, the account holder, or the account.

     Subject to revision. We reserve the right, at any time without prior notice, to revise, suspend, or terminate the ability for any or all shareholders to transact or communicate with Vanguard by telephone.

         Good Order

     We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:

     o    The fund name and account number.

     o    The  amount  of  the  transaction  (stated  in  dollars,   shares,  or
          percentage).

     Written instructions also must include:

     o    Signatures of all registered owners.

     o    Signature guarantees, if required for the type of transaction.*

     o    Any supporting legal documentation that may be required.

The requirements vary among types of accounts and transactions.

*Call Vanguard for specific signature-guarantee requirements.

Vanguard reserves the right, without prior notice, to revise the requirements for good order.

     Future Trade-Date Requests

     Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Buying Shares and Redeeming Shares. Vanguard reserves the right to return future-dated checks.

     Accounts With More Than One Owner

     If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

     Responsibility For Fraud

     Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud.

Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


     Uncashed Checks

     Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

     Unusual Circumstances

     If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

     Investing With Vanguard Through Other Firms

     You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment adviser.

     Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.

     Account Service Fee

     For most shareholders, Vanguard deducts a $20 account service fee from all fund accounts that have a balance below $10,000 for any reason, including market fluctuations. The account service fee applies to both retirement and nonretirement fund accounts. The fee will be assessed on fund accounts in all Vanguard funds, regardless of a fund's minimum investment amount. The account service fee, which will be assessed by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

     If  you  register  on  Vanguard.com  and  elect   electronic   delivery  of
statements, reports, and other materials for all of your fund accounts, the account service fee will not be charged for balances below $10,000.

The account service fee also does not apply to the following:
     o    Money market sweep accounts held through Vanguard Brokerage Services.
     o    Accounts held through intermediaries.
     o Accounts registered under your taxpayer identification number and having aggregate Vanguard mutual fund assets greater than $100,000 (including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non-IRA accounts).
     o Participant accounts in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services Department, which are subject to various fee structures. Please consult your account registration paperwork for the rules that apply to your account).
     o    Section 529 college savings plans.


         Low-Balance Accounts

     All Vanguard funds reserve the right, without prior notice, to liquidate any investment-only retirement-plan fund account or any nonretirement fund account whose balance falls below the minimum initial investment for any reason, including market fluctuation. Shares redeemed in accordance with this policy will be subject to applicable redemption fees.

     Right To Change Policies

     In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; conversion, (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, account service fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

     Share Classes

     Vanguard   reserves  the  right,   without  prior  notice,  to  change  the
eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.


FUND AND ACCOUNT UPDATES

     Confirmation Statements

     We will send (or provide online, whichever you prefer) a confirmation statement confirming your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send confirmation statements reflecting only checkwriting redemptions or the reinvestment of dividends or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.

     Portfolio Summaries

     We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.


     Tax Statements

     For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.

     Average-Cost Review Statements

     For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the Internal Revenue Service.

     Annual and Semiannual Reports

     We will send (or provide online, whichever you prefer) financial reports about the Vanguard Fund twice a year, in May and November. These comprehensive reports include overviews of the financial markets and provide the following specific Vanguard Fund information:

     o    Performance assessments and comparisons with industry benchmarks.

     o    Reports from the adviser.

     o Financial statements with detailed listings of the Vanguard Fund's holdings.

         Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

         Portfolio Holdings

     We generally post on our website at www.vanguard.com, in the Holdings section of the Vanguard Fund's Profile page, a detailed list of the securities held by the Vanguard Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Vanguard Fund. We also generally post the ten largest stock portfolio holdings of the Vanguard Fund and the percentage of the Vanguard Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Vanguard Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Vanguard Fund's portfolio holdings.




Contacting Vanguard

-------------------------------------------------- -------------------------------------------------------------------
Web
-------------------------------------------------- -------------------------------------------------------------------
-------------------------------------------------- -------------------------------------------------------------------
Vanguard.com                                       For the most complete source of Vanguard news
24 hours a day, 7 days a week                      For fund, account, and service information
                                                   For most account transactions
                                                   For literature requests

-------------------------------------------------- -------------------------------------------------------------------
-------------------------------------------------- -------------------------------------------------------------------
Phone
-------------------------------------------------- -------------------------------------------------------------------
-------------------------------------------------- -------------------------------------------------------------------
Vanguard Tele-Account(R)                           For automated fund and account information
800-662-6273 (ON-BOARD)                            For exchange transactions (subject to limitations)
                                                   Toll-free, 24 hours a day, 7 days a week


-------------------------------------------------- -------------------------------------------------------------------
-------------------------------------------------- -------------------------------------------------------------------
Investor Information                               For fund and service information
800-662-7447 (SHIP)                                For literature requests
(Text   telephone   for   people   with   hearing  Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
impairment:  800-952-3335)                         Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time

-------------------------------------------------- -------------------------------------------------------------------
-------------------------------------------------- -------------------------------------------------------------------
Client Services                                    For account information
800-662-2739 (CREW)                                For most account transactions
(Text   telephone   for   people   with   hearing  Business  hours only:  Monday-Friday,  8 a.m. to 10 p.m.,  Eastern
impairment:  800-749-7273)                         time; Saturday, 9 a.m. to 4 p.m., Eastern time

-------------------------------------------------- -------------------------------------------------------------------
-------------------------------------------------- -------------------------------------------------------------------



                                       39






Institutional Division                             For information and services for large institutional investors
888-809-8102                                       Business hours only:  Monday-Friday,  8:30 a.m. to 9 p.m., Eastern time

-------------------------------------------------- -------------------------------------------------------------------
-------------------------------------------------- -------------------------------------------------------------------
Intermediary Sales Support                         For   information   and  services  for  financial   intermediaries
800-997-2798                                       including    broker-dealers,    trust   institutions,    insurance
                                                   companies, and financial advisers
                                                   Business hours only:  Monday-Friday,  8:30 a.m. to 8 p.m., Eastern time
-------------------------------------------------- -------------------------------------------------------------------





Vanguard Addresses
Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.


-------------------------------------------------- -------------------------------------------------------------------
Regular Mail (Individuals)                         The Vanguard Group
                                                   P.O. Box 1110 Valley Forge,
                                                   PA 19482-1110
-------------------------------------------------- -------------------------------------------------------------------
-------------------------------------------------- -------------------------------------------------------------------
Regular Mail (Institutions)                        The Vanguard Group
                                                    P.O. Box 2900 Valley Forge,
                                                   PA 19482-2900
-------------------------------------------------- -------------------------------------------------------------------
-------------------------------------------------- -------------------------------------------------------------------
Registered, Express, or Overnight                  The Vanguard Group
                                                   455 Devon Park Drive
                                                   Wayne, PA 19087-1815
-------------------------------------------------- -------------------------------------------------------------------


Fund Number

Please use the specific fund number when contacting us:


--------------------------------------------------------------------------------
                                  Investor Shares    Institutional Shares
--------------------------------------------------------------------------------
Vanguard Market Neutral Fund      634                   734
--------------------------------------------------------------------------------

V.        MANAGEMENT OF VANGUARD(R) MARKET NEUTRAL FUND

     Officers and Trustees. The officers of the Vanguard Fund and the other Vanguard funds manage their day-to-day operations under the direction of a Board of Trustees. The trustees set broad policies for, and choose the officers of, the Vanguard funds. Each trustee serves the relevant Vanguard fund until its termination; until the trustee's retirement, resignation, death; or otherwise as specified in the relevant organizational documents. Each trustee also serves as a director of Vanguard.

     The following chart shows information for each trustee and executive officer of the Vanguard Fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                                                                                                                          NUMBER OF
                                                   VANGUARD             PRINCIPAL OCCUPATION(S) AND OUTSIDE          VANGUARD FUNDS
                             POSITION(S)           FUNDS' TRUSTEE/      DIRECTORSHIPS                                   OVERSEEN BY
NAME, YEAR OF BIRTH          HELD WITH FUNDS       OFFICER SINCE        DURING THE PAST FIVE YEARS                  TRUSTEE/OFFICER
-------------------          ---------------       --------------       --------------------------                  ----------------
INTERESTED TRUSTEE

John J. Brennan/1/           Chairman of the       May 1987             Chairman of the Board, Chief                            147
(1954)                       Board, Chief                               Executive Officer, and Director
                             Executive Officer,                         (Trustee) of Vanguard, and of each of the
                             and Trustee                                investment companies served by Vanguard.

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Charles D. Ellis             Trustee               January 2001         Applecore Partners (pro bono ventures in                147
(1937)                                                                  education); Senior Advisor to Greenwich
                                                                        Associates (international business strategy
                                                                        consulting); Successor Trustee of Yale
                                                                        University; Overseer of the Stern School of
                                                                        Business at New York University; Trustee of
                                                                        the Whitehead Institute for Biomedical Research.


Rajiv L. Gupta               Trustee               December 2001        Chairman, President and Chief Executive Officer of Rohm  147
(1945)                                                                  and Haas Co. (chemicals); Board Member of
                                                                        American Chemistry Council; Director of Tyco
                                                                        International, Ltd. (diversified manufacturing and
                                                                        services) since 2005; Trustee of Drexel University
                                                                        and the Chemical Heritage Foundation.

                                                                                                                          NUMBER OF
                                                   VANGUARD             PRINCIPAL OCCUPATION(S) AND OUTSIDE          VANGUARD FUNDS
                             POSITION(S)           FUNDS' TRUSTEE/      DIRECTORSHIPS                                   OVERSEEN BY
NAME, YEAR OF BIRTH          HELD WITH FUNDS       OFFICER SINCE        DURING THE PAST FIVE YEARS                  TRUSTEE/OFFICER
-------------------          ---------------       --------------       --------------------------                  ----------------


Amy Gutmann                  Trustee               June 2006            President of the University of Pennsylvania             147
(1949)                                                                  since 2004; Professor in the School of Arts
                                                                        and Sciences, Annenberg School for Communi-
                                                                        cation, and Graduate School of Education of
                                                                        the University of Pennsylvania since 2004;
                                                                        Provost (2001 - 2004) and Laurance S.
                                                                        Rockefeller Professor of Politics and the
                                                                        University Center for Human Values (1990 -
                                                                        2004), Princeton University; Director of
                                                                        Carnegie Corporation of New York since 2005,
                                                                        and of Schuylkill River Development
                                                                        Corporation and Greater Philadelphia
                                                                        Chamber of Commerce since 2004.

JoAnn Heffernan Heisen       Trustee               July 1998            Corporate Vice President and Chief Global               147
(1950)                                                                  Diversity Officer since 2006, Vice President
                                                                        and Chief Information Officer (1997 - 2005),
                                                                        and Member of the Executive Committee of
                                                                        Johnson & Johnson (pharmaceuticals/consumer
                                                                        products); Director of the University Medical
                                                                        Center at Princeton and Women's Research and
                                                                        Education Institute.

Andre F. Perold              Trustee               December 2004        George Gund Professor of Finance and Banking,           147
(1952)                                                                  Harvard Business School; Senior Associate Dean,
                                                                        Director of Faculty Recruiting, and Chair of Finance
                                                                        Faculty, Harvard Business School; Director and
                                                                        Chairman of UNX, Inc. (equities trading firm) since
                                                                        2003; Chair of the Investment Committee of HighVista
                                                                        Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.        Trustee               January 1993        Chairman, President, Chief Executive Officer, and       147
(1941)                                                                 Director of NACCO Industries, Inc.(forklift trucks/
                                                                       housewares/lignite); Director of Goodrich Corporation
                                                                       (industrial products/aircraft systems and services).


                                                                                                                          NUMBER OF
                                                   VANGUARD             PRINCIPAL OCCUPATION(S) AND OUTSIDE          VANGUARD FUNDS
                             POSITION(S)           FUNDS' TRUSTEE/      DIRECTORSHIPS                                   OVERSEEN BY
NAME, YEAR OF BIRTH          HELD WITH FUNDS       OFFICER SINCE        DURING THE PAST FIVE YEARS                  TRUSTEE/OFFICER
-------------------          ---------------       --------------       --------------------------                  ----------------



J. Lawrence Wilson           Trustee               April 1985          Retired Chairman, Chief Executive Officer, and          147
(1936)                                                                 President of Rohm and Haas Co. (chemicals);
                                                                       Director of Cummins Inc.
                                                                       (diesel engines), and AmerisourceBergen Corp.
                                                                       (pharmaceutical distribution); Trustee of Vanderbilt
                                                                       University and Culver Educational Foundation.
EXECUTIVE OFFICERS
Heidi Stam/1/                Secretary             July 2005           Managing Director of Vanguard since 2006; General       147
(1956)                                                                 Counsel of Vanguard since 2005; Secretary of
                                                                       Vanguard, and of each of the investment companies
                                                                       served by Vanguard, since 2005; Principal of Vanguard
                                                                       (1997-2006).

Thomas J. Higgins/1/   Treasurer                   July 1998           Principal of Vanguard; Treasurer of each of the         147
(1957)                                                                 investment companies served by Vanguard.



(1) Officers of the Vanguard Fund are "interested persons" as defined in the Investment Company Act of 1940 Act.

     Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During 2005 and 2006, Vanguard paid Greenwich subscription fees amounting to less than $400,000. Vanguard's subscription rates are similar to those of other subscribers.

     Trustees' Ownership of Vanguard Fund Shares. All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of the Vanguard Fund and of all Vanguard funds served by the trustee as of July 31, 2007. As a group, the Vanguard funds' trustees and officers own no shares of the Vanguard Fund at the time of the Reorganization.

--------------------------------------------------------------------------------
                              Dollar Range of
                                Vanguard Fund             Aggregate Dollar Range
                                 Shares Owned    of Shares of the Vanguard funds
Name of Trustee                  by Trustee*                    Owned by Trustee
--------------------------------------------------------------------------------
John J. Brennan                      None                     Over $100,000
--------------------------------------------------------------------------------
Charles D. Ellis                     None                     Over $100,000
--------------------------------------------------------------------------------
Rajiv L. Gupta                       None                     Over $100,000
--------------------------------------------------------------------------------
Amy Gutman                           None                     Over $100,000
--------------------------------------------------------------------------------
JoAnn Heffernan Heisen               None                     Over $100,000
--------------------------------------------------------------------------------
Andre F. Perold                      None                     Over $100,000
--------------------------------------------------------------------------------
Alfred M. Rankin, Jr.                None                     Over $100,000
--------------------------------------------------------------------------------
J. Lawrence Wilson                   None                     Over $100,000
--------------------------------------------------------------------------------
*    The Vanguard Fund has not yet commenced operations.

     As of July 31 2007, the trustees and executive officers of the Vanguard Fund owned, in the aggregate, less than 1% of the Vanguard Fund's shares.

     Trustee Compensation. The same individuals serve as trustees of all Vanguard funds, and each fund pays a proportionate share of the trustees' compensation. The Vanguard funds employ their officers on a shared basis, as well. However, officers are compensated by Vanguard, not the Vanguard funds.

     Independent Trustees. The Vanguard funds compensate their independent trustees-that is, the ones who are not also officers of the Vanguard funds-in three ways:

o The independent trustees receive an annual fee for their service to the Vanguard funds, which is subject to reduction based on absences from scheduled board meetings.

o The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

o Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

     "Interested" Trustees. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of Vanguard.

     Compensation Table. The following table provides compensation details for each of the trustees. The amounts paid as compensation and accrued as retirement benefits by the Vanguard funds for each trustee are listed. In addition, the table shows the total amount of benefits that the Vanguard Trust expects each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

                           VANGUARD MONTGOMERY FUNDS
                               COMPENSATION TABLE

--------------------------------------------------------------------------------------------------------------------
Names of Trustee         Aggregate           Pension or Retirement      Estimated Annual       Total Compensation
                     Compensation from     Benefits Accrued as Part      Benefits Upon              from All
                      Vanguard(R) Market      of Vanguard(R) Market      Retirement(2)           Vanguard funds
                      Neutral Fund (1)    Neutral Fund's Expenses(1)                           Paid to Trustees(3)
--------------------------------------------------------------------------------------------------------------------
John J. Brennan                   -                      -                          -                       -
Charles D. Ellis              $2.80                      -                          -                    $140,000
Rajiv L. Gupta                $2.72                      -                          -                    $136,000
Amy Gutmann(4)                $1.44                      -                          -                     $72,000
JoAnn Heffernan Heisen        $2.80                  $0.05                     $2,365                    $140,000
Andre F. Perold               $2.80                      -                          -                    $140,000
Alfred M. Rankin, Jr.         $3.04                  $0.09                     $4,634                    $152,000
J. Lawrence Wilson            $2.90                  $0.13                     $6,735                    $144,750


     (1) The amounts shown in this column are based on estimated amounts for the Vanguard Fund's current fiscal year.
     (2) Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
     (3) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 145 Vanguard funds for the 2006 calendar year.
     (4)  Dr. Gutmann became a member of the Vanguard Funds board effective June
          2006.


     The Vanguard Group. Vanguard Market Neutral Fund has been organized as a member of The Vanguard Group of Investment Companies, which consists of more than 140 mutual funds. The Vanguard Group, Inc., located at P.O. Box 2600, Valley Forge, PA 19482-6200, which is a jointly owned subsidiary of the Vanguard funds, provides corporate management, administrative and distribution services to the Vanguard funds on an at-cost basis. Vanguard also provides investment advisory services on an at-cost basis to many of the Vanguard funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Vanguard funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each among the funds under methods approved by the board of trustees of each Vanguard Fund. In addition, each Vanguard Fund bears its own direct expenses, such as legal, auditing and custodian fees.

     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement that was approved by the shareholders of The Vanguard Group, Inc. The amount that each Vanguard Fund has invested in Vanguard is adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. Under the Amended and Restated Service Agreement, no fund can be called on to invest more than 0.40% of its current assets in Vanguard.

VI.      GENERAL INFORMATION

     This section provides information on a number of topics relating to proxy voting and the shareholder meeting.

     Proxy Solicitation Methods. The Laudus Trust Board of Trustees is furnishing this combined Prospectus/Proxy Statement in connection with the solicitation of proxies. The Laudus Fund will solicit shareholder proxies in a variety of ways. All shareholders that are entitled to vote will receive these proxy materials by mail. In addition, employees and officers of Charles Schwab & Co., Inc., or its affiliates may solicit shareholder proxies in person or by telephone.


     The Laudus Fund has retained D.F. King & Co., Inc. (the "Proxy Solicitor"), 48 Wall Street, 22nd Floor, New York, NY 10005 to aid in the solicitation of proxies. The costs of retaining the Proxy Solicitor and other expenses incurred in connection with the solicitation of proxies will be shared by Vanguard, CSIM and AXA Rosenberg in accordance with the terms of the Fund Sponsorship Agreement. The anticipated cost associated with the solicitation of proxies by the Proxy Solicitor is $20,000 plus any reasonable out-of-pocket expenses incurred by the Proxy Solicitor.

     In addition to voting by mail or in person at the Meeting, you may give your voting instructions over the telephone by calling 1-888-221-0697 or through the Internet by going to www.proxyweb.com. A representative of the Proxy Solicitor will answer your call. When receiving your instructions by telephone, the Proxy Solicitor representative is required to ask you for your full name, address, the last four digits of your social security number or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), the number of shares of the Laudus Fund, and to confirm that you have received the proxy statement in the mail. If the information you provided matches the information provided to the Proxy Solicitor by CSIM, the Proxy Solicitor representative will explain the voting process. The Proxy Solicitor is not permitted to recommend to you how to vote, other than to read any recommendation included in the prospectus/proxy statement. The Proxy Solicitor will record your instructions and transmit them to the official tabulator and send you a letter or mailgram to confirm your vote. That letter will also ask you to call the Proxy Solicitor immediately if the confirmation does not reflect your instruction correctly. You may receive a call from a representative of the Proxy Solicitor if CSIM has not yet received your vote. The Proxy Solicitor may ask you for authority by telephone to permit the Proxy Solicitor to sign a proxy on your behalf. The Proxy Solicitor will record all instructions, in accordance with the procedures set forth above. The Laudus Trust believes those procedures are reasonably designed to determine accurately the shareholder's identity and voting instructions.

     Proxy Solicitation Costs. Vanguard, CSIM and AXA Rosenberg will share 100% of the costs of soliciting proxies in accordance with the terms and conditions of the Fund Sponsorship Agreement, including costs related to the preparation, printing, mailing and tabulation of proxies. The Laudus Fund will not bear any of those costs. Voting immediately can help Vanguard, CSIM and AXA Rosenberg avoid the considerable expense of a second solicitation.

     Quorum. In order for the shareholder meeting to go forward, the Laudus Fund must achieve a quorum. This means that at least forty percent (40.0%) of the Laudus Fund's shares must be represented at the meeting - either in person or by proxy. All returned proxies count towards a quorum regardless of how they are voted ("For," "Against," or "Abstain"). As discussed more fully below in the section entitled "Tabulation of Votes," broker non-votes are considered present for purposes of determining the presence of a quorum.

     Required Vote. Proceeding with the Reorganization requires the affirmative vote of a "majority of the outstanding voting securities" of the Laudus Fund, as defined in the 1940 Act. THE BOARD OF TRUSTEES OF THE LAUDUS TRUST RECOMMENDS THAT SHAREHOLDERS APPROVE THE REORGANIZATION.

     Revoking a Proxy. Shareholders may revoke a proxy at any time up until voting results are announced at the Meeting. You can do this by writing to the Laudus Fund's Secretary, P.O. Box 8032, Boston, Massachusetts 02266, or by voting in person at the Meeting.

     Adjournment. In the event that sufficient votes in favor of the Reorganization are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting for a reasonable time after the date set for the original Meeting to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on the proposal, the persons named as proxies may propose one or more adjournments or postponements of the Meeting for a reasonable time in order to defer action on the proposal. Any such adjournments or postponements will require the affirmative vote of a majority of the votes cast on the question in person or by proxy, whether or not a quorum is present, at the session of the Meeting to be adjourned, as required by the Laudus Trust's Second Amended and Restated Agreement and Declaration of Trust and Bylaws. The persons named as proxies will abstain from voting on adjournment all shares represented by proxies that abstain from voting on such proposal. Any adjournment does not require notice to shareholders. The Laudus Trust's Board of the Trustees may postpone the Meeting prior to the Meeting with notice to the shareholders entitled to vote at the Meeting. The costs of any additional solicitation of proxies and of any adjourned or postponed session with regard to the proposal will be borne by Vanguard, CSIM and AXA Rosenberg in accordance with the terms of the Fund Sponsorship Agreement.

     Tabulation of Votes. Abstentions and "broker non-votes" (i.e., proxies received from brokers indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares) will be counted for purposes of determining whether a quorum is present at the Special Meeting. Abstentions and "broker non-votes" will have the same effect as a vote "Against" the Proposal. Pursuant to certain rules promulgated by the New York Stock Exchange, Inc. that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters. It is anticipated that such broker-dealers will not have discretionary authority to vote on the Proposal. The absence of instructions from the beneficial owner will result in a "broker non-vote" with respect to the Proposal.

     Shareholder proposals. The Laudus Funds does not intend to hold meetings of its shareholders except to the extent that such meetings are required under the 1940 Act or state law. Laudus Fund shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent Laudus Fund shareholder meeting should send their written proposals to the Clerk of the Laudus Trust, c/o CSIM Legal, 101 Montgomery Street, San Francisco, California 94104 within a reasonable time before such meeting. If the Reorganization is consummated there will be no further meeting of shareholders of the Laudus Fund.


     Principal Shareholders. As of September 24, 2007, the net assets of the Laudus Fund's Investor Shares and Institutional Shares was $7,629,630 and $6,365,292, respectively and the total number of outstanding Investor Shares and Institutional Shares was 605,045.36 and 507,126.70, respectively. As of the same date, the officers and trustees of the Laudus Trust, as a group, owned less than 1% of the outstanding shares of the Investor Class and Institutional Class of the Laudus Fund. As of the same date, each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding shares of the Laudus Fund:

-----------------------------------------------------------------------------------------------------------
                                             INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------
                                                PERCENTAGE OF OUTSTANDING
                                                   SHARES OWNED
               RECORD OWNER                                                     NATURE OF OWNERSHIP
-----------------------------------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                             46.53%                          Record
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151
-----------------------------------------------------------------------------------------------------------
National Financial Services Corp.                     18.35%                          Record
Attn: Mutual Funds Dept.
200 Liberty St.
One World Financial Center
New York, NY 10281-1003
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                           INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------------
                                             PERCENTAGE OF OUTSTANDING
                                                   SHARES OWNED
               RECORD OWNER                                                     NATURE OF OWNERSHIP
-----------------------------------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                             67.42%                          Record
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151
-----------------------------------------------------------------------------------------------------------
Barr & June Rosenberg Foundation(1)                   30.18%                        Beneficial
Attn: Annette Anderson
21-c Orinda Way PMB 302
Orinda, CA 94563
-----------------------------------------------------------------------------------------------------------
National Financial Services Corp.                     26.11%                          Record
Attn: Mutual Funds Dept.
200 Liberty St.
One World Financial Center
New York, NY 10281-1003
-----------------------------------------------------------------------------------------------------------
Jessie W. Mobley Inter vivos Trust                     5.49%                        Beneficial
1927 Cocoplum Way
Naples, FL 34195
-----------------------------------------------------------------------------------------------------------
1    As of  September  24,  2007,  the Barr and June  Rosenberg  Foundation  was
     believed  to  possess  voting  power with  respect to these  shares.  Barr
     Rosenberg is a general partner of Rosenberg  Alpha L.P.,  which is a member of AXA Rosenberg  Group LLC. AXA Rosenberg is wholly-owned by AXA Rosenberg
     Group LLC. Such shares owned by Mr. Rosenberg could thereby be deemed to be beneficially owned by Mr. Rosenberg as of such date.
-----------------------------------------------------------------------------------------------------------

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class. The Laudus Fund believes that most of the shares referred to in the table above were held by the above persons in accounts for their fiduciary, agency, or custodial customers.

            The percentage of the Vanguard Fund that would be owned by the above named shareholders upon consummation of the Reorganization is expected to be the same.

     Other Matters. The Laudus Trust Board of Trustees knows of no other business to be brought before the Meeting. However, if additional matters do arise, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named on the enclosed proxy. If you object to our voting other matters on your behalf, please tell us in writing before the Meeting.

     Obtaining Information from the SEC. The Vanguard Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and must file certain reports and other information with the SEC.

     The proxy materials, reports and other information filed by the Laudus Trust and the Vanguard Trust can be inspected and copied at the public reference facilities maintained by the SEC located at 100 F Street, N.E., Washington, DC 20549. Copies of such materials also can be obtained from the Public Reference Branch, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. SHAREHOLDERS ARE ENCOURAGED TO VOTE BY TELEPHONE OR THROUGH THE INTERNET. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. PLEASE FOLLOW THE ENCLOSED INSTRUCTIONS TO UTILIZE THESE METHODS OF VOTING.

                                                                      APPENDIX A





                                     FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this [__] day of [___], 2007, between Vanguard on Montgomery Funds, a statutory trust formed under the laws of the State of Delaware with its principal place of business at P.O. Box on 2600, Valley Forge, PA 19482 (the "Vanguard Trust"), on behalf of Vanguard Market Neutral Fund, a series of the Vanguard Trust (the on "Acquiring Fund"), and the Laudus Trust, a business trust formed under the laws of the Commonwealth of Massachusetts with its on principal place of business at P.O. Box 8032, Boston, Massachusetts 02266 (the "Laudus Trust"), on behalf of Laudus Rosenberg U.S. on Large/Mid Capitalization Long/Short Equity Fund, a series of the Laudus Trust (the "Selling Fund"); The Vanguard Group, Inc., a on Pennsylvania corporation, with its principal place of business at P.O. Box 2600, Valley Forge, PA 19482 ("The Vanguard Group") (with respect to the provisions of Paragraphs 9.2 and 9.4 only); Charles Schwab Investment Management, Inc., a Delaware corporation, with on its principal place of business at 101 Montgomery Street, San Francisco, CA 94104 ("CSIM") (with respect to the provisions of on Paragraphs 1.3, 9.2 and 9.3 only); and AXA Rosenberg Investment Management LLC, a Delaware limited liability company, with its on principal place of business at 4 Orinda Way, Building E, Orinda, CA, 94563 ("AXA") (with respect to the provisions of Paragraphs 9.2 and 9.3 only).

     This   Agreement  is  intended  to  be,  and  is  adopted  as,  a  plan  of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization of the Selling Fund (the on "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for units of beneficial interest (the "Shares") of the Acquiring Fund (the "Acquiring Fund Shares"), (ii) the assumption by the Acquiring Fund of all on Liabilities (as defined below) of the Selling Fund; and (iii) the distribution, after the Closing Date (as defined in paragraph 1.2 of this Agreement), of Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided in on this Agreement, all upon the terms and conditions set out below.

     WHEREAS, the Vanguard Trust and the Laudus Trust are each registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is on permitted to invest;

     WHEREAS, the Acquiring Fund and the Selling Fund are authorized to issue shares of beneficial interest;

     WHEREAS, the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the on 1940 Act), of the Vanguard Trust has determined with respect to the Acquiring Fund that the exchange of all of the assets of the on Selling Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund and its shareholders;

     WHEREAS, the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined under the 1940 Act), of the Laudus Trust has determined with respect to the Selling Fund that the exchange of all the assets of, and all on Liabilities (as defined below) of, the Selling Fund for Acquiring Fund Shares is in the best interests of the Selling Fund and its on shareholders; and

     WHEREAS, the purpose and effect of the Reorganization is to change the form of organization of the Selling Fund from a on series of the Laudus Trust to a series of Vanguard Trust. It is anticipated that the Reorganization will provide long-term benefits on to the Selling Fund and its shareholders.

     NOW THEREFORE, in consideration of the mutual promises contained in this Agreement, the parties hereto agree as follows:


                                    ARTICLE I

Transfer of Assets of the Selling Fund in Exchange for Acquiring Fund Shares and
--------------------------------------------------------------------------------
     Assumption of Selling Fund Liabilities; Liquidation of the Selling Fund
     -----------------------------------------------------------------------

     1.1 Subject to the terms and conditions set out in this Agreement and on the basis of the representations and warranties contained in this Agreement, the Laudus Trust agrees to transfer the Selling Fund's assets as set out in paragraph 1.2 of this on Agreement to the Acquiring Fund, and the Vanguard Trust agrees in exchange for such assets: (a) to deliver to the Selling Fund the on number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by dividing (i) the value of the Selling on Fund's assets, computed in the manner and as of the time and date set out in paragraph 2.1 of this Agreement, less the value of any on Liabilities (as defined in paragraph 1.3 of this Agreement) to be assumed by Acquiring Fund, by (ii) the net asset value of one on Acquiring Fund Share, computed in the manner and as of the time and date set out in paragraph 2.2 of this Agreement; and (b) to on assume all Liabilities (as defined below) of the Selling Fund, as set out in paragraph 1.3 of this Agreement. Each of these on transactions will take place at the closing provided for in paragraph 3.1 of this Agreement (the "Closing").

     1.2 The assets of the Selling Fund to be acquired by the Acquiring Fund will consist of all property of the Selling on Fund, free and clear of any Lien (as defined below) including, without limitation, all cash, securities, commodities and futures on interests, and dividend or interest receivables that are owned by the Selling Fund and any deferred or prepaid expenses shown as an on asset on the books of the Selling Fund on the closing date described in paragraph 3.1 of this Agreement (the "Closing Date").

     For purposes of the Agreement, a "Lien" means any security agreement, financing statement (whether or not filed), on mortgage, lien (statutory or otherwise), charge, pledge, hypothecation, conditional sales agreement, adverse claim, title retention on agreement or other security interest, encumbrance, restriction, deed of trust, indenture, option, limitation, exception to or other on title defect in or on any interest or title of any vendor, lessor, lender or other secured party to or of such Person (as defined on below) under any condition sale, lease, consignment or bailment given for security purposes, trust receipt or other title retention on agreement with respect to any property or asset of such Person, whether direct, indirect, accrued or contingent. A Lien does not on include contract rights, swaps or short positions currently existing in the Selling Fund, of which the Acquiring Fund has received on notice.

     For purposes of the Agreement, a "Person" means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

     The Laudus Trust, on behalf of the Selling Fund, shall have provided the Vanguard Trust on or before the date hereof with (a) accurate, correct, and complete financial statements of the Selling Fund as of and for its most recently completed fiscal on year and for the semi-annual period, if any, following its most recently completed fiscal year (the "Financial Statements") and (b) a list of all of the Selling Fund's assets as of the date of execution of this Agreement. The Laudus Trust, on behalf of the Selling on Fund, represents that as of the date of the execution of this Agreement no material changes have occurred in its financial position on as reflected in its Financial Statements other than those occurring in the ordinary course of its business in connection with the on purchase and sale of securities and the payment of its normal operating expenses. The Laudus Trust, on behalf of the Selling Fund, on reserves the right to sell or otherwise dispose of any of the Selling Fund's assets but will not, without the prior written approval of the Vanguard Trust, acquire any additional assets for the Selling Fund other than instruments of the type in which the Laudus on Trust reasonably believes that the Acquiring Fund is permitted to invest. The Laudus Trust, on behalf of the Selling Fund, will, on within a reasonable time prior to the Closing Date, furnish the Vanguard Trust with a list of the securities and other assets of the Selling Fund. In the event that the Selling Fund holds any assets that the Acquiring Fund determines the Acquiring Fund may not on hold, the Selling Fund will use its best efforts to dispose of such assets prior to the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the on Selling Fund, such disposition would either violate the Selling Fund's fiduciary duty to its shareholders or adversely affect the on tax-free nature of the Reorganization.

     1.3 The Laudus Trust, on behalf of the Selling Fund, will discharge, or make provision for the discharge of, all of the Selling Fund's known Liabilities, and Liabilities that should have been known upon reasonable investigation prior to the Closing Date, other than those Liabilities that would otherwise be discharged at a later date in the ordinary course of the Selling Fund's business (including accrued fees and expenses and payables for securities transactions or for share redemptions that are reflected on the statement of assets and liabilities of the Selling Fund referred to in the next paragraph). The Acquiring Fund will assume all of the remaining Liabilities of the Selling Fund. CSIM will indemnify Vanguard Trust, the Acquiring Fund and The Vanguard Group for any Liabilities assumed by the Acquiring Fund that arise directly out of CSIM's or any CSIM affiliate's negligence, fraud or reckless disregard of its duties to the Selling Fund.

     For purposes of the Agreement, "Liabilities" means all existing and future liabilities and obligations of any nature, whether accrued, absolute, contingent or otherwise of the Selling Fund including, but not limited to, those reflected on an unaudited statement of assets and liabilities of the Selling Fund prepared by the Treasurer as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited reporting period.

     1.4 As provided in paragraph 3.4 of this Agreement, as soon as practicable after the Closing Date (the "Liquidation on Date"), the Selling Fund will distribute on a proportionate basis to the Selling Fund's shareholders of record determined as of the on close of business on the Closing Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares it receives pursuant to paragraph 1.1 of this Agreement in liquidation of all Selling Fund Shares (defined below). This distribution in liquidation of all Selling on Fund Shares (defined below) will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the on Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the on Selling Fund Shareholders representing the respective proportionate number of Acquiring Fund Shares due those shareholders. All on issued and outstanding Shares of the Selling Fund ("Selling Fund Shares") will simultaneously be canceled on the books of the Selling Fund and all certificates relating to the Selling Fund Shares, if any, will be marked "Cancelled." The Acquiring Fund will not issue certificates representing the Acquiring Fund's Shares in connection with the exchange of Acquiring Fund Shares for shares of the on Selling Fund.

     1.5. The Selling Fund shall pay or cause to be paid to the Acquiring Fund any interest or proceeds it receives on or on after the Closing Date with respect to its assets.

     1.6 After the Reorganization, ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's on transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus on and statement of additional information.

     1.7 After  distribution  of the Acquiring Fund Shares pursuant to paragraph
1.4 of this Agreement, the Selling Fund will be liquidated promptly and terminated as a series of Laudus Trust ("Termination Date"). In addition, Laudus Trust will as soon as on practicable after the Termination Date take all other actions in connection with the termination of the Selling Fund as required by on applicable law.

     1.8 Any reporting responsibility of the Selling Fund to any public authority is and will remain the responsibility of on the Selling Fund up to and including the Closing Date and the Termination Date.

     1.9 Each of the Acquiring Fund and the Selling Fund shall file any instrument as may be required by any governmental on authority with respect to its participation in the Reorganization, and shall cooperate with the other in the filing of any such on instrument which is required to be filed jointly.

     1.10 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of Selling Fund Shares on the books of the Selling Fund as of that time will, as a condition of the issuance and transfer, be paid by on the person to whom the Acquiring Fund Shares are to be issued and transferred.

                                   ARTICLE II

                                    Valuation
                                    ---------

     2.1 The value of the Selling Fund's assets and Liabilities to be acquired under this Agreement will be the value on computed as of the close of regular trading (generally 4:00 p.m., Eastern Time) on the New York Stock Exchange, Inc. (the "NYSE") on the Closing Date (the time and date being referred to as the "Valuation Date" for purposes of this Agreement), using the valuation on procedures set out in the Selling Fund's then-current prospectus and/or statement of additional information.

     2.2 The net asset value of the Acquiring Fund Shares will be the net asset value per share computed as of the Valuation Date, using the valuation procedures set out in the Acquiring Fund's then-current prospectus and/or statement of additional on information.

     2.3 The number of Acquiring Fund Shares to be issued (including fractional shares (to the third decimal place), if any) in exchange for the Selling Fund's assets will be determined by dividing the value of the assets of the Selling Fund determined using the same valuation procedures referred to in paragraph 2.1 of this Agreement by the net asset value per share of the Acquiring Fund on determined in accordance with paragraph 2.2 of this Agreement.




                                   ARTICLE III

                            Closing and Closing Date
                            ------------------------

     3.1 The Closing Date for the Reorganization will be ___ __, 2007, or such other date agreed to in writing by the on Vanguard Trust and the Laudus Trust. All acts taking place at the Closing will be deemed to take place simultaneously as of the on close of business on the Closing Date unless otherwise provided. The Closing will be held as of 4:00 p.m., Eastern Time, at the on offices of the Vanguard Trust, 100 Vanguard Blvd., Malvern, PA 19355, or at such other time and/or place agreed to by the Vanguard on Trust and the Laudus Trust.

     3.2 The custodian for the Acquiring Fund (the "Custodian") will deliver at the Closing a certificate of an authorized on officer stating that: (a) the Selling Fund's portfolio securities, cash and any other assets have been delivered in proper form to on the Acquiring Fund prior to or on the Closing Date, and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.

     3.3 In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund is closed to trading or trading on the market is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Closing Date will be postponed until the first business day after the day when normal trading has fully resumed and reporting has been restored.

     3.4 The Laudus Trust, on behalf of the Selling Fund, will deliver at the Closing a list of the names and addresses of the Selling Fund Shareholders and the number of outstanding Selling Fund Shares owned by each such shareholder as of the Valuation Date immediately prior to the Closing or provide evidence that the information has been provided to the Acquiring Fund's transfer agent. The Vanguard Trust, on behalf of the Acquiring Fund, will issue and deliver a confirmation evidencing that the Acquiring Fund Shares have been credited to the Selling Fund's account on the Closing Date to the Secretary of the Laudus Trust or provide evidence satisfactory to the Laudus Trust that the Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party to this Agreement will deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

                                   ARTICLE IV

                         Representations and Warranties
                         ------------------------------

     4.1 The Laudus Trust, on behalf of the Selling Fund, represents and warrants to the Vanguard Trust as follows:

     (a) The Selling Fund is an investment series of the Laudus Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts;

     (b) The Laudus Trust is registered as an open-end management investment company and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act is in full force and effect;

     (c) The Laudus Trust is not, and the execution, delivery, and performance of this Agreement (subject to approval of the Selling Fund Shareholders) will not result, in a violation of any provision of its Declaration of Trust or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Laudus Trust on behalf of itself or on behalf of the Selling Fund is a party or by which its property is bound;

     (d) The Laudus Trust will turn over all of the books and records relating to the Selling Fund (including all books and records required to be maintained under the 1940 Act and the Code and the rules and regulations under the 1940 Act and the Code) or copies thereof to the Vanguard Trust at the Closing. The books and records turned over by the Laudus Trust to the Acquiring Fund pursuant to this subparagraph
          (d) are
         substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Selling Fund;

     (e) The Laudus Trust has no material contracts or other commitments (other than this Agreement) with respect to the Selling Fund that will be terminated with liability to the Laudus Trust prior to the Closing Date, except for liabilities, if any, to be discharged as provided for in paragraph 1.3 hereof;

     (f) Except as previously disclosed in writing to and accepted by the Vanguard Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending, or to the Laudus Trust's knowledge, threatened against the Laudus Trust in connection with the Selling Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect the Laudus Trust's financial condition or the conduct of its business. The Laudus Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or the business of the Selling Fund or the Laudus Trust's ability to consummate the transactions contemplated by this Agreement. The Laudus Trust, in connection with the Selling Fund, is not charged with or, to its knowledge, threatened with any violation or investigation of any possible violation, of any provisions of any federal, state, local, or self-regulatory law or regulation or administrative ruling relating to any aspect of the Selling Fund's business that could reasonably be expected to have a material and adverse affect on the Selling Fund's business;

     (g) The statements of assets and liabilities of the Laudus Trust relating to the Selling Fund for the fiscal year ended March 31, 2007 have been audited by PricewaterhouseCoopers LLP ("PwC"), a --- certified public accountant, are in accordance with generally accepted accounting principles consistently applied, and those statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and no known contingent Liabilities of the Selling Fund exist as of such date that are not disclosed in those statements;

     (h) Since March 31, 2007, no material adverse change has occurred in the Selling Fund's financial condition, assets, Liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the Vanguard Trust prior to the Closing Date. For the purposes of this subparagraph (h), a decline in net asset value per share or the total assets of the Selling Fund in the ordinary course of business, the discharge of Selling Fund Liabilities or the redemption of Selling Fund shares by Selling Fund shareholders does not constitute a material adverse change;

     (i) At the Closing Date, all federal and other tax returns and other reports or filings (together, "Tax Returns") with respect to the Selling Fund required by law to have been filed by the Closing Date will have been filed (including, without limitation, Tax

         Returns for the Selling Fund's fiscal year ended March 31, 2007), and all federal and other taxes will have been paid so far as due, or provision will have been made for the payment of those taxes and, to the best of the Laudus Trust's knowledge, no such Tax Return is currently under audit and no assessment has been asserted with respect to such a Tax Return;

     (j) The Selling Fund is a "fund" as defined in Section 851(g)(2) of the Code; for each of its prior fiscal years of operation and for each subsequent quarter end of the current fiscal year, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment of the Selling Fund as a regulated investment company; it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it and all of the Selling Fund's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable federal and state securities laws;

     (k) The Selling Fund is not under the jurisdiction of a court in a "title 11 or similar case" (within the meaning of section 368(a)(3)(A) of the Code);

     (l) As of the Closing Date, not more than 25% of the value of the Selling Fund's total assets (excluding cash, cash items and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

     (m) The Selling Fund will be terminated as soon as reasonably practicable after the Reorganization;

     (n) At the date of this Agreement, all issued and outstanding Selling Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding Selling Fund Shares will, at the time of Closing, be held by the persons and in the amounts set out in the records of the Laudus Trust's transfer agent as provided in paragraph 3.4 of this Agreement. The Laudus Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Selling Fund's Shares, nor is any security convertible into any of the Selling Fund's shares currently outstanding;

     (o) At the Closing Date, the Laudus Trust will have good and marketable title to the Selling Fund's assets, to be transferred to the Acquiring Fund pursuant to paragraph 1.2 of this Agreement, and full right, power and authority to sell, assign, transfer and deliver the assets under the terms and conditions of this Agreement and, upon delivery and payment for the assets, the Acquiring Fund will acquire good and marketable title, free of all Liens except those Liens of which the Acquiring Fund has received notice, to them, subject to no restrictions on the full transfer of the assets, other than such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), and other than as disclosed to the Vanguard Trust, including by indication on the books of the Laudus Trust;

     (p) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Laudus Trust's Board of Trustees and, subject to the approval of the Selling Fund Shareholders, this Agreement will constitute a valid and binding obligation of the Laudus Trust, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (q) The information to be furnished by the Laudus Trust for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated by this Agreement will be accurate and complete in all material respects and will comply in all material respects with federal securities and other laws and regulations under those laws applicable to those transactions;

     (r) The proxy statement of the Selling Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.7 of this Agreement (insofar as it relates to the Selling Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated in the Proxy Statement or necessary to make the statements in the Proxy Statement, in light of the circumstances under which such statements were made, not misleading; and

     (s) The current prospectus and statement of additional information filed with the Commission as part of the Laudus Trust's registration statement on Form N-1A, insofar as they relate to the Selling Fund, conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations under those Acts and do not include any untrue statement of a material fact or omit to state any material fact required to be stated in that registration statement or necessary to make the statements in the registration statement, in light of the circumstances under which they were made, not misleading.

     4.2 The Vanguard Trust, on behalf of the Acquiring Fund, represents and warrants to the Laudus Trust as follows:

     (a) The Acquiring Fund is an investment series of the Vanguard Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware;

     (b) The Vanguard Trust is a registered open-end management investment company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

     (c) The current prospectus and statement of additional information filed as part of the Vanguard Trust's registration statement on Form N-1A, which will become effective prior to the Closing Date, insofar as they relate to the Acquiring Fund (the "Vanguard Trust

Registration Statement") conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated in the Vanguard Trust Registration Statement or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (d) The Vanguard Trust is not, and the execution, delivery and performance of this Agreement will not result, in a violation of its Declaration of Trust or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Vanguard Trust on behalf of itself or on behalf of the Acquiring Fund is a party or by which its property is bound;

     (e) Except as previously disclosed in writing to and accepted by the Laudus Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Vanguard Trust's knowledge, threatened, against the Vanguard Trust in connection with the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect the Vanguard Trust's financial condition or the conduct of its business. The Vanguard Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or the business of the Acquiring Fund or the Vanguard Trust's ability to consummate the transactions contemplated in this Agreement. The Vanguard Trust, in connection with the Acquiring Fund, is not charged with or, to its knowledge, threatened with any violation or investigation of any possible violation, of any provisions of any federal, state, local, or self-regulatory law or regulation or administrative ruling relating to any aspect of the Selling Fund's business that could reasonably be expected to have a material and adverse affect on the Selling Fund's business;

     (f) At the Closing Date, all federal and other Tax Returns with respect to the Acquiring Fund required by law to have been filed by the Closing Date will have been filed, and all federal and other taxes will have been paid so far as due, or provision will have been made for the payment of those taxes and, to the best of the Vanguard Trust's knowledge, no such Tax Return is currently under audit and no assessment has been asserted with respect to such a Tax Return;

     (g) The Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment of the Acquiring Fund as a regulated investment company in the future, and from the date of this Agreement until the Closing Date, shall not take any action inconsistent with such efforts to qualify as a regulated investment company under the Code in the future;

     (h) At the date of this Agreement, all issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership of those shares. The Vanguard Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is any security convertible into any Acquiring Fund Shares currently outstanding;

     (i) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions, if any, of the Vanguard Trust's Board of Trustees, and this Agreement will constitute a valid and binding obligation of the Vanguard Trust enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (j) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, under the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership of those shares;

     (k) The information to be furnished by the Vanguard Trust for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated by this Agreement will be accurate and complete in all material respects and will comply in all material respects with federal securities and other laws and regulations under those laws applicable to those transactions;

     (l) The Registration Statement referred to in paragraph 5.7 of this Agreement and the Proxy Statement to be included in the Registration Statement (insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

     (m) The Vanguard Trust agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state Blue Sky or securities law as it may deem appropriate in order to continue the operations of the Acquiring Fund after the Closing Date.

     (n) There shall be no issued and outstanding Shares of the Acquiring Fund prior to the Closing Date other than those as described in paragraph 6.2 of this Agreement.


                                    ARTICLE V

              Covenants of the Acquiring Fund and the Selling Fund
              ----------------------------------------------------

     5.1 The Vanguard Trust will operate the business of the Acquiring Fund, and the Laudus Trust will operate the business of the Selling Fund, in the ordinary course between the date of this Agreement and the Closing Date. The Vanguard Trust and the Laudus Trust agree for purposes of this Agreement that the declaration and payment of customary dividends and distributions will be considered to have been paid in the ordinary course of business.

     5.2 The Laudus Trust, on behalf of the Selling Fund, will call a meeting of its shareholders to consider and act upon this Agreement and to take all other actions in coordination with the Vanguard Trust necessary to obtain approval of the transactions contemplated by this Agreement.

     5.3 The Laudus Trust, on behalf of the Selling Fund, covenants that the Acquiring Fund Shares to be issued under this Agreement are not being acquired for the purpose of making any distribution other than in accordance with the terms of this Agreement.

     5.4 The Laudus Trust, on behalf of the Selling Fund, will assist the Vanguard Trust in obtaining all information on record with the Selling Fund's transfer agent that the Vanguard Trust reasonably requests concerning the beneficial ownership of the Selling Fund's Shares.

     5.5 Subject to the provisions of this Agreement, the Vanguard Trust and the Laudus Trust each will take, or cause to be taken, all action, and do, or cause to be done, all actions, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

     5.6 Prior to the Closing Date, the Laudus Trust will furnish to the Vanguard Trust copies of the tax returns for the Selling Fund which were filed on its behalf for its immediately preceding five taxable years, together with certification by the Selling Fund's Treasurer that, to the best of their knowledge, they are correct and complete insofar as relevant to the determination of earnings and profits of the Selling Fund for such time period.

     5.7 The Laudus Trust, on behalf of the Selling Fund, will provide the Vanguard Trust with information reasonably necessary for the preparation of a prospectus (the "Prospectus") that will include the Proxy Statement referred to in paragraphs 4.1(o) and 4.2(m) of this Agreement, all to be included in a registration statement on Form N-14 of the Vanguard Trust (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act in connection with the meeting of the Selling Fund's shareholders to consider approval of the transactions contemplated by this Agreement.

     5.8 On or as soon as practicable prior to the Closing Date, the Selling Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     5.9 The Selling Fund will discharge all of its known Liabilities and Liabilities that should have been known upon reasonable investigation prior to the Closing Date other than those Liabilities that would otherwise be discharged at a later date in the ordinary course of the Selling

Fund's business (including accrued fees and expenses and payables for securities transactions or for share redemptions).

     5.10 As promptly as practicable, but in any case within thirty days (30) after the Closing Date, the Laudus Trust, on behalf of the Selling Fund, will furnish the Vanguard Trust with a statement containing information required for purposes of complying with Rule 24f-2 under the 1940 Act. A notice pursuant to Rule 24f-2 will be filed by the Acquiring Fund offsetting redemptions by the Selling Fund during the fiscal year ending on or after the Closing Date against sales of the Acquiring Fund Shares; and the Laudus Trust agrees that it will not net redemptions during that period by the Selling Fund against sales of shares of any other series of the Laudus Trust.

     5.11 As promptly as practicable, but in any case within the period required by applicable law or regulation, the Laudus Trust, on behalf of the Selling Fund, will file all federal and other tax returns and other reports or filings with respect to the Selling Fund required by applicable law or regulation to be filed.

     5.12 It is the intention of the parties that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Laudus Trust, the Vanguard Trust, the Selling Fund nor the Acquiring Fund shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated in the Agreement.

     5.13 The Laudus Trust, on behalf of the Selling Fund, will (a) prepare the semiannual shareholders report of the Selling Fund for the period ended September 30, 2007 and (b) file (i) the semiannual shareholders report of the Selling Fund for the period ended September 30, 2007 on Form N-CSRS and (ii) the Form NSAR-A for such period, no later than the dates such Form N-CSRS and such Form NSAR-A, respectively, are required to be filed pursuant to the 1940 Act and the rules and regulations thereunder (the "Required Filing Dates"), in the case of each of (a) and (b), irrespective of whether the Closing occurs before or after such Required Filing Dates.


                                   ARTICLE VI

           Conditions Precedent to the Obligations of the Laudus Trust
           -----------------------------------------------------------

     The obligations of the Laudus Trust to consummate the transactions provided for in this Agreement will be subject, at its election, to the performance by the Vanguard Trust of all obligations to be performed by it under this Agreement on or before the Closing Date and, in addition to those obligations to the following specific conditions unless waived in writing:

     6.1 All representations and warranties of the Vanguard Trust contained in this Agreement will be true and correct in all material respects as of the date of this Agreement and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

     6.2 The Vanguard Trust will have delivered to the Laudus Trust a certificate executed in its name by its Chief Executive Officer, President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Laudus Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Vanguard Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Laudus Trust may reasonably request.

     6.3 The sole shareholder of the Acquiring Fund will have approved Vanguard and AXA as advisers to the Acquiring Fund prior to the Closing Date.

     6.4 The Laudus Trust will have received on the Closing Date a favorable opinion from Willkie Farr & Gallagher LLP, counsel to the Vanguard Trust, dated as of the Closing Date, in a form reasonably satisfactory to the Laudus Trust, covering the following points:

     (a) the Acquiring Fund is a separate series of the Vanguard Trust, a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware and the Vanguard Trust has the requisite statutory trust power to own all of the Acquiring Fund's properties and assets and to carry on the Acquiring Fund's business as presently conducted;

     (b) the Vanguard Trust is registered as an investment company under the 1940 Act, and, to such counsel's knowledge, the Vanguard Trust's registration with the Commission as an investment company under the 1940 Act is in force and effect with respect to the Acquiring Fund, and the Acquiring Fund's shares are registered under the 1933 Act pursuant to an effective registration statement;

     (c) this Agreement has been duly authorized, executed and delivered by the Vanguard Trust on behalf of the Acquiring Fund and, assuming that the Prospectus, Registration Statement and Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under those laws and assuming due authorization, execution and delivery of the Agreement by the Laudus Trust, is a valid and binding obligation of the Vanguard Trust enforceable against the Vanguard Trust in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles;

     (d) the Acquiring Fund Shares to be issued to the Selling Fund's shareholders as provided by this Agreement are duly authorized and upon delivery will be validly issued, fully paid and non-assessable; the holders of the Shares will be, subject to the terms of the Vanguard Trust's Declaration of Trust, entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided, however, that such counsel need express no opinion with respect to the liability of any holder of such Shares who is, was or may become a named trustee of the Trust; and under the Vanguard Trust's Declaration of Trust and the Delaware Statutory Trust Act, 12 Del. C. ss.ss. 3801 et seq., no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect of the Shares;

     (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Vanguard Trust's Declaration of Trust or in a material violation of any provision of any agreement relating to the Acquiring Fund (known to such counsel) to which the Vanguard Trust is a party or by which it or its properties are bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Vanguard Trust is a party or by which it or its properties are bound, except for such accelerations or penalties as would not have a material adverse effect on the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Acquiring Fund;

     (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or State of Delaware is required for the consummation by the Vanguard Trust of the actions contemplated in this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act or such as may be required under the securities or blue sky laws of the various states, as to which counsel need express no opinion;

     (g) the descriptions in the Proxy Statement, insofar as they relate to the Vanguard Trust, the Acquiring Fund, or the Vanguard Group, of statutes, legal and governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body in the United States, and contracts and other documents, if any, are accurate in all material respects and fairly present, in all material respects, the information required to be shown;

     (h) such counsel does not know of any legal, administrative or governmental proceedings, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Vanguard Trust or the Acquiring Fund or their respective assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date, which are required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement that are not described and filed as required; and

     (i) each of he Vanguard Trust Registration Statement and the Registration Statement is effective under the 1933 Act and the 1940 Act and no stop order suspending its effectiveness or order pursuant to section 8(e) of the 1940 Act has been issued.

     Counsel also will state that they have participated in conferences with officers and other representatives of the Vanguard Trust at which the contents of the Proxy Statement, the Vanguard Trust Registration Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement and the Vanguard Trust Registration

Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing information (relying as to materiality upon the opinions of officers and other representatives of the Vanguard Trust), they do not believe that the Proxy Statement and the Vanguard Trust Registration Statement as of their respective dates, as of the date of the Selling Fund's shareholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated in the Proxy Statement and the Vanguard Trust Registration Statement or necessary to make the statements in the Proxy Statement and the Vanguard Trust Registration Statement in the light of the circumstances under which they were made not misleading.

     The opinion may state that counsel does not express any opinion or belief as to the Financial Statements or other financial or statistical data, or as to the information relating to the Laudus Trust or the Selling Fund, contained in the Proxy Statement, Registration Statement or the Vanguard Trust Registration Statement, and that the opinion is solely for the benefit of the Laudus Trust and its trustees and officers. Such counsel may rely as to matters governed by the laws of the State of Delaware on an opinion of local counsel and/or certificates of officers or trustees of the Acquiring Fund. The opinion also will include such other matters incident to the transaction contemplated by this Agreement as the Laudus Trust may reasonably request.

     In this paragraph 6.3, references to the Proxy Statement, the Registration Statement or the Vanguard Trust Registration Statement include and relate only to the text of such Proxy Statement, Registration Statement or Vanguard Trust Registration Statement and not, except as specifically stated above, to any exhibits or attachments to the Proxy Statement, the Registration Statement or the Vanguard Trust Registration Statement or to any documents incorporated by reference in the Proxy Statement, the Registration Statement or the Vanguard Trust Registration Statement.


                                   ARTICLE VII

          Conditions Precedent to the Obligations of the Vanguard Trust
          -------------------------------------------------------------

     The obligations of the Vanguard Trust to complete the transactions provided for in this Agreement will be subject, at its election, to the performance by the Laudus Trust of all the obligations to be performed by it under this Agreement on or before the Closing Date and, in addition to those obligations, the following conditions unless waived in writing:

     7.1 All representations and warranties of the Laudus Trust contained in this Agreement will be true and correct in all material respects as of the date of this Agreement and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The Laudus Trust will have delivered to the Vanguard Trust a statement of the Selling Fund's assets and known Liabilities (including, without limitation, those accrued fees and expenses and payables for securities transactions or for share redemptions referred to in Paragraph 1.3), together with a list of the Selling Fund's portfolio securities showing the tax costs (and, if different from tax costs, book costs) of those securities by lot and the holding periods of the securities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Laudus Trust.

     7.3 The Laudus Trust will have delivered to the Vanguard Trust on the Closing Date a certificate executed in its name, and on behalf of the Selling Fund, by its Chief Executive Officer, President or Vice President and its Clerk, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Vanguard Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Laudus Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Vanguard Trust shall reasonably request; and

     7.4 The Vanguard Trust will have received on the Closing Date a favorable opinion of Morgan, Lewis & Bockius LLP, counsel to the Laudus Trust, dated as of the Closing Date, in a form reasonably satisfactory to the Vanguard Trust, covering the following points:

     (a) the Selling Fund is a separate investment series of the Laudus Trust, a business trust that is duly organized and validly existing and under the laws of the Commonwealth of Massachusetts and the Laudus Trust has the trust power to own all of the Selling Fund's properties and assets and to carry on the Selling Fund's business as presently conducted;

     (b) the Laudus Trust is registered as an investment company under the 1940 Act and, to such counsel's knowledge, the Laudus Trust's registration with the Commission as an investment company under the 1940 Act is in force and effect with respect to the Selling Fund;

     (c) this Agreement has been duly authorized, executed and delivered by the Laudus Trust and, assuming that the Prospectus, the Registration Statement and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under those laws and assuming due authorization, execution and delivery of the Agreement by the Vanguard Trust, is a valid and binding obligation of the Laudus Trust enforceable against the Laudus Trust in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors, rights generally and to general equity principles;

     (d) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, result in a violation of the Laudus Trust's Declaration of Trust or in a material violation of any provision of any agreement (known to such counsel) to which the Laudus Trust is a party or by which it or its properties are bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Laudus Trust is a party or by which it or its properties are bound (except for such accelerations or penalties that would not have a material adverse effect on the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Selling Fund);

     (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or Commonwealth of Massachusetts is required for the consummation by the Laudus Trust of the transactions contemplated in this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act or such as may be required under the securities or blue sky laws of the various states, as to which counsel need express no opinion;

     (f) to such counsel's actual knowledge, the descriptions in the Proxy Statement, insofar as they relate to the Laudus Trust or the Selling Fund, of statutes, legal and governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body in the United States, and contracts and other documents, if any, are accurate in all material respects and fairly present, in all material respects, the information required to be shown;

     (g) counsel does not know of any legal, administrative or governmental proceedings, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Laudus Trust or the Selling Fund, or its respective assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date, which are required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement that are not described and filed as required.

     Counsel also will state that they have participated in conferences with officers and other representatives of the Laudus Trust at which the contents of the Proxy Statement, the Vanguard Trust Registration Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement (except to the extent indicated in paragraph
(f) of their above opinion), on the basis of the foregoing information (relying as to materiality upon the opinions or certificates of officers and other representatives of the Laudus Trust), they do not believe that the Proxy Statement as of its date, as of the date of the Selling Fund's shareholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated in the Proxy Statement or necessary to make the statements in the Proxy Statement in the light of the circumstances under which they were made not misleading.

     The opinion may state that counsel does not express any opinion or belief as to the Financial Statements or other financial or statistical data, or as to the information relating to the Vanguard Trust or the Acquiring Fund, contained in the Proxy Statement, Registration Statement or the Vanguard Trust Registration Statement, and that the opinion is solely for the benefit of the Vanguard Trust and its trustees and officers. Such counsel may rely as to matters governed by the laws of the Commonwealth of Massachusetts on an opinion of local counsel and/or certificates of officers or trustees of the Selling Fund. The opinion also will include such other matters incident to the transaction contemplated by this Agreement as the Vanguard Trust may reasonably request.

     In this paragraph 7.4, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not, except as specifically stated above, to any exhibits or attachments to the Proxy Statement or to any documents incorporated by reference in the Proxy Statement.

     7.5 The Vanguard Trust will have received from PricewaterhouseCoopers LLP a letter addressed to the Vanguard Trust dated as of the effective date of the Registration Statement in form and substance satisfactory to the Vanguard Trust, to the effect that:

     (a) they are independent public accountants with respect to the Laudus Trust within the meaning of the 1933 Act and the applicable regulations under the 1933 Act;

     (b) in their opinion, the Financial Statements and Financial Highlights of the Selling Fund included or incorporated by reference in the Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the rules and regulations under the 1933 Act; and

     (c) on the basis of limited procedures agreed upon by the Vanguard Trust and the Laudus Trust and described in the letter (but not an examination in accordance with generally accepted auditing standards), the specified information relating to the Selling Fund appearing in the Registration Statement and the Proxy Statement has been obtained from the accounting records of the Selling Fund or from schedules prepared by officers of the Laudus Trust having responsibility for financial and reporting matters and the information is in agreement with these records, schedules or computations made from those documents.

     7.6 The Laudus Trust will have delivered to the Vanguard Trust copies of Financial Statements of the Selling Fund as of and for its most recently completed fiscal year.

     7.7 The Vanguard Trust shall have received from PricewaterhouseCoopers LLP a letter addressed both to the Vanguard Trust and the Laudus Trust, dated as of the Closing Date, stating that, as of a date no more than three (3) business days prior to the Closing Date, PricewaterhouseCoopers LLP performed limited procedures and that on the basis of those procedures it confirmed the matters set forth in paragraph 7.5(c).


                                  ARTICLE VIII

       Further Conditions Precedent to Obligations of the Acquiring Fund
       -----------------------------------------------------------------
                              and the Selling Fund
                              --------------------

     If any of the conditions set forth below do not exist on or before the Closing Date, each party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

     8.1 This Agreement and the transactions contemplated in this Agreement will have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Laudus Trust's Declaration of Trust and applicable law and certified copies of the votes evidencing the approval will have been delivered to the Acquiring Fund.

     8.2 On the Closing Date, no action, suit or other proceeding will be pending or to each party's knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated by this Agreement. On the Closing Date, the Commission will not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including no-action positions of and exemptive orders from federal and state authorities) deemed, in good faith, necessary by the Vanguard Trust or the Laudus Trust to permit consummation, in all material respects, of the transactions contemplated by this Agreement will have been obtained, except if the failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either the Vanguard Trust or the Laudus Trust may for itself waive any of the conditions in this paragraph 8.3.

     8.4 The Vanguard Trust Registration Statement and the Registration Statement will each have become effective under the 1933 Act and no stop orders suspending the effectiveness of the Vanguard Trust Registration Statement and the Registration Statement will have been issued and, to the best knowledge of the Vanguard Trust or the Laudus Trust, no investigation or proceeding for that purpose will have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The parties will have received a favorable opinion of Willkie Farr & Gallagher LLP, addressed to, and in form and substance reasonably satisfactory to, the Laudus Trust substantially to the effect that, provided the Reorganization is carried out in accordance with this Agreement and based upon the facts, representations and assumptions stated in such opinion and upon customary certificates with respect to matters of fact from the officers of the Laudus Trust and the Vanguard Trust, for federal income tax purposes:

     (a) the transfer to the Acquiring Fund of all of the Selling Fund's assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, followed by the Selling Fund's distribution of those Shares to the Selling Fund Shareholders in complete liquidation of the Selling Fund, all pursuant to the Plan, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities;

     (c) no gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund's assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities or upon the subsequent distribution, whether actual or constructive, of the Acquiring Fund Shares to the Selling Fund Shareholders in exchange for their Selling Fund Shares;

     (d) no gain or loss will be recognized by Selling Fund Shareholders upon the exchange of their Selling Fund Shares for the Acquiring Fund Shares pursuant to the Reorganization and upon the assumption by the Acquiring Fund of the Liabilities of the Selling Fund;

     (e) the aggregate tax basis for the Acquiring Fund Shares received by each of the Selling Fund Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund Shares held by the shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund Shareholder pursuant to the Reorganization will include the period during which the Selling Fund Shares exchanged for the Acquiring Fund Shares were held by the shareholder (provided that the Selling Fund Shares were held as capital assets on the Closing Date);

     (f) the tax basis of the Selling Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of the assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund; and

     (g) the Acquiring Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code.

     No opinion will be expressed as to the effect of the Reorganization with respect to unrealized gain or loss required to be marked to market for Federal tax purposes as a result of a termination of the Selling Fund's tax year, where applicable.

     Notwithstanding anything in this Agreement to the contrary, neither the Vanguard Trust nor the Laudus Trust may waive the conditions set out in this paragraph 8.5.


                                   ARTICLE IX

                  Brokerage Fees and Expenses; Other Agreements
                  ---------------------------------------------

     9.1 The Vanguard Trust represents and warrants to the Laudus Trust, and the Laudus Trust represents and warrants to the Vanguard Trust, that no brokers or finders or other entities are entitled to receive any payments in connection with the transactions provided for in this Agreement.

     9.2 The Vanguard Group, CSIM and AXA shall each bear the fees, costs, and expenses incurred in connection with the transactions contemplated by this Agreement in the manner set forth in the Fund Sponsorship Agreement, dated July 31, 2007, to which The Vanguard Group, CSIM and AXA are parties provided that any such expenses of the Selling Fund that are paid or assumed are solely and directly related to the Reorganization in accordance with the guidance established in Rev. Rul. 73-54, 1973-1 C.B. 187; provided, however, that the fees, costs, and expenses of PricewaterhouseCoopers LLP in performing the limited procedures and issuing the related letter pursuant to paragraphs 7.5 and
7.7 (the "Limited Procedures Expenses") shall be paid for by The Vanguard Group.

     9.3 (a) CSIM and AXA will each indemnify and hold harmless the Vanguard Trust, the Acquiring Fund, The Vanguard Group, their directors, officers, employees, and affiliates (each, a "Vanguard Indemnified Party"), from and against any and all damages, costs and expenses (including reasonable attorney's fees and costs) incurred by any of them as a result of any breach or failure of the Laudus Trust's representations or warranties under this Agreement, or as a result of any willful misconduct or gross negligence by the Laudus Trust in the performance (or failure to perform) of the Laudus Trust's obligations under this Agreement.

     (b) CSIM's and AXA's agreement to indemnify a Vanguard Indemnified Party pursuant to this paragraph 9.3 is expressly conditioned upon CSIM's and AXA's being promptly notified of any action or claim brought against any Vanguard Indemnified Party after that party receives notice of the action. The failure of a Vanguard Indemnified Party to notify CSIM or AXA will not relieve CSIM's or AXA's from any liability that CSIM or AXA may have otherwise than on account of this indemnification agreement.

     (c) In case any action or claim is brought against any Vanguard Indemnified Party and that party timely notifies CSIM and/or AXA of the commencement of the action or claim, CSIM and/or AXA will be entitled to participate in and, to the extent that it wishes to do so, to assume the defense of the action or claim with counsel satisfactory to it. If CSIM and/or AXA decides to assume the defense of the action, CSIM and/or AXA will not be liable to the Vanguard Indemnified Party for any legal or other expenses subsequently incurred by the Vanguard Indemnified Party in connection with the defense of the action or claim other than: (i) reasonable costs of investigation or the furnishing of documents or witnesses and (ii) all reasonable fees and expenses of separate counsel to the Vanguard Indemnified Party if the Vanguard Indemnified Party has concluded reasonably that representation of CSIM or AXA and the Vanguard Indemnified Party would be inappropriate as a result of actual or potential differing interests between them in the conduct of the defense of such action.

     9.4 (a) The Vanguard Group will indemnify and hold harmless the Laudus Trust, CSIM, AXA, the Selling Fund, their directors, officers, employees and affiliates (each, a "Laudus Indemnified Party") from and against any and all damages (including reasonable attorney's fees and costs) incurred by any of them as a result of any breach or failure of the Vanguard Trust's representations or warranties under this Agreement, or as a result of any willful misconduct or gross negligence by the Vanguard Trust in the performance (or failure to perform) of the Vanguard Trust's obligations under this Agreement.

     (b) The Vanguard Group's agreement to indemnify a Laudus Indemnified Party pursuant to this paragraph 9.4 is expressly conditioned upon The Vanguard Group's being promptly notified of any action or claim brought against any Laudus Indemnified Party after that party receives notice of the action. The failure of a Laudus Indemnified Party to notify The Vanguard Group will not relieve The Vanguard Group from any liability that The Vanguard Group may have otherwise than on account of this indemnification agreement.

     (c) In case any action or claim is brought against any Laudus Indemnified Party and that party timely notifies The Vanguard Group of the commencement of the action or claim, The Vanguard Group will be entitled to participate in and, to the extent that it wishes to do so, to assume the defense of the action or claim with counsel satisfactory to it. If The Vanguard Group decides to assume the defense of the action, The Vanguard Group will not be liable to the Laudus Indemnified Party for any legal or other expenses subsequently incurred by the Laudus Indemnified Party in connection with the defense of the action or claim other than: (i) reasonable costs of investigation or the furnishing of documents or witnesses and (ii) all reasonable fees and expenses of separate counsel to the Laudus Indemnified Party if the Laudus Indemnified Party has concluded reasonably that representation of The Vanguard Group and the Laudus Indemnified Party would be inappropriate as a result of actual or potential differing interest between them in the conduct of the defense as a result of the action.


                                    ARTICLE X

     Entire Agreement; Survival of Representations, Warranties and Covenants
     -----------------------------------------------------------------------

     10.1 The Vanguard Trust and the Laudus Trust agree that neither of them has made any representation, warranty or covenant with respect to the Reorganization not set forth in this Agreement or the Fund Sponsorship Agreement and that those Agreements represent the entire agreement among them with respect to the Reorganization.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered in accordance with its terms will survive the consummation of the transactions contemplated under this Agreement.


                                   ARTICLE XI

                                   Termination
                                   -----------

     11.1 This Agreement may be terminated at any time at or prior to the Closing Date by: (i) mutual agreement of the Laudus Trust and the Vanguard Trust; (ii) the Laudus Trust, in the event the Vanguard Trust has, or the Vanguard Trust in the event the Laudus Trust has, materially breached any representation, warranty or agreement contained in this Agreement to be performed at or prior to the Closing Date; (iii) the Laudus Trust or the Vanguard Trust in the event a condition included in this Agreement expressed to be precedent to the obligations of the terminating party or parties has not been met and it reasonably appears that it will not or cannot be met or (iv) the Laudus Trust or the Vanguard Trust by written notice to the other party following a determination by the terminating party's Board of Trustees that the consummation of the Reorganization is not in the best interest of its shareholders.

     11.2 In the event of any such termination, in the absence of willful default, the Vanguard Trust or the Laudus Trust or their respective trustees or officers, will not be liable to the other party or parties.


                                   ARTICLE XII

                                   Amendments
                                   ----------

     This Agreement may be amended, modified or supplemented in writing in such manner as may be mutually agreed upon by the authorized officers of the Vanguard Trust and the Laudus Trust; provided, however, that following the meeting of the Selling Fund's shareholders called pursuant to paragraph 5.2 of this Agreement, no amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund's Shareholders under this Agreement to the detriment of the shareholders without their further approval.


                                  ARTICLE XIII

                                     Notices
                                     -------

     13.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement will be in writing and given by prepaid telegraph, telecopy, or certified mail as follows:

              If to the Vanguard Trust, at:

              Vanguard Montgomery Funds
              P.O. Box 2600
              Valley Forge, PA 19482
              Attention:  Joseph P. Brennan
              Telephone: 610-503-2042
              Facsimile:  610-503-5855

              If to the Laudus Trust, at:

              Laudus Trust
              P.O. Box 8032
              Boston, MA 02266
              Attention: George Pereira
              Telephone: 415-636-3300
              Facsimile: 415-636-3800

              With copies (which shall not constitute notice) to:

              Morgan Lewis & Bockius LLP
              1701 Market Street
              Philadelphia, PA 19103
              Attn: Timothy W. Levin, Esq.
              Telephone: 215-963-5037
              Facsimile: 215-963-5001
              Email: tlevin@morganlewis.com
                     ----------------------


                                   ARTICLE XIV

   Headings; Counterparts; Governing Law; Assignment; Limitation of Liability
   --------------------------------------------------------------------------

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the laws (without giving effect to the conflicts-of-law principles thereof) of the Commonwealth of Pennsylvania.

     14.4 This Agreement will bind and inure to the benefit of the parties to the Agreement and their respective successors and assigns, but no assignment or transfer of the Agreement or of any rights or obligations under the Agreement may be made by either party without the written consent of the other party. Nothing expressed or implied in this Agreement is intended or may be construed to confer upon or give any person, firm or corporation, other than the parties to the Agreement and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 The Laudus Trust is executing this Agreement solely on behalf of the Selling Fund. References to the "Laudus Trust" shall be construed to refer solely to the Laudus Trust acting on behalf of the Selling Fund, and no liability shall accrue to the Laudus Trust generally or to any other fund in respect of this Agreement or any of the obligations hereunder, and each of the parties will look only to the assets of the Selling Fund for satisfaction of any obligation or liability arising under or in respect of this Agreement.

     Notice is hereby given that this instrument is executed on behalf of the Trustees of the Laudus Trust as Trustees and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers, or shareholders individually but are binding only upon the assets and property of the Selling Fund.

     14.6 The Vanguard Trust is executing this Agreement solely on behalf of the Acquiring Fund. References to the "Vanguard Trust" shall be construed to refer solely to the Vanguard Trust acting on behalf of the Acquiring Fund, and no liability shall accrue to the Vanguard Trust generally or to any other fund in respect of this Agreement or any of the obligations hereunder, and each of the parties will look only to the assets of the Acquiring Fund for satisfaction of any obligation or liability arising under or in respect of this Agreement.

     Notice is hereby given that this instrument is executed on behalf of the Trustees of the Vanguard Trust as Trustees and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers, or shareholders individually but are binding only upon the assets and property of the Acquiring Fund.

                                    * * * * *


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Reorganization to be executed as of the date first set forth herein.


LAUDUS TRUST                                VANGUARD  MONTGOMERY FUNDS


-----------------------------------         ------------------------------------
Signature                 Date              Signature                 Date

-----------------------------------         ------------------------------------
Print Name                Title             Print Name                Title



CHARLES SCHWAB INVESTMENT                   THE VANGUARD GROUP, INC.
MANAGEMENT, INC.                            (as to the provision of Paragraphs
(as to the provisions of Paragraphs 1.3,    9.2 and 9.4 only)
9.2 and 9.3 only)



-----------------------------------         ------------------------------------
Signature                 Date              Signature                 Date

-----------------------------------         ------------------------------------
Print Name                Title             Print Name                Title



AXA ROSENBERG INVESTMENT MANAGEMENT LLC
(as to the provisions of Paragraphs 9.2
and 9.3 only)


-----------------------------------
Signature                 Date

-----------------------------------
Print Name                Title

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY  11735


------------------------------------------ -------------------------------------- --------------------------------------

To vote by Telephone                        To vote by Internet                    To vote by Mail


1) Read the Proxy Statement and have the   1) Read the Proxy Statement and have   1)Read the Proxy Statement.
   Proxy card below at hand.                  the Proxy card below at hand.

2) Call 1-888-221-0697.                    2) Go to www.proxyweb.com              2)Check the appropriate box on the
                                                                                    reverse side.

3) Follow the simple instructions.         3) Follow the simple instructions.     3)Sign,  date and  return the Proxy
                                                                                    card using the enclosed envelope.
------------------------------------------ -------------------------------------- --------------------------------------
IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD.




                                               THIS PROXY IS SOLICITED ON BEHALF
                                        OF THE BOARD OF TRUSTEES OF LAUDUS TRUST
                              SPECIAL MEETING OF SHAREHOLDERS--NOVEMBER 21, 2007
                                  LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
                                             LONG/SHORT EQUITY FUND (THE "FUND")


The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) David Rosenberg and Catherine MacGregor, and each of them (with full power of substitution), the proxies of the undersigned to attend the Special Meeting of Shareholders to be held on November 21, 2007, at the offices of Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California, at 8:30 a.m., Pacific time, and any adjournments thereof (the "Meeting"), and to vote all of the shares of the Fund that the undersigned would be entitled to vote at the Meeting upon the proposal set forth herein and upon any other matter that may properly come before the Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned.

IF YOU SIGN THE PROXY WITHOUT OTHERWISE INDICATING A VOTE ON THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, THE SHARES WILL BE VOTED BY THE PROXIES IN ACCORDANCE WITH THEIR JUDGMENT. The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement.

                                              ----------------------------------
                                                         Date_____________, 2007

                                                        ------------------------

                                                        ------------------------

                                              ----------------------------------



Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX)

Please print and sign exactly as your name(s) appear on this card to authorize the voting of your shares. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. For joint accounts, each joint owner must sign.

     Please fill in circles as shown using black or blue ink or number 2 pencil. X PLEASE DO NOT USE FINE POINT PENS.



This proxy is solicited on behalf of the Board of Trustees, which unanimously recommends that shareholders vote "FOR" the proposal listed below.



Proposal:      To approve the reorganization of the Laudus Rosenberg U.S. Large/Mid      FOR    AGAINST      ABSTAIN
               Capitalization Long/Short Equity Fund into the Vanguard Market Neutral
               Fund.
                                                                                           O         O            O



PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

          Relating to the Acquisition of the Assets and Liabilities of

                 LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
                             LONG/SHORT EQUITY FUND

                            A Series of LAUDUS TRUST

                                  P.O. Box 8032

                           Boston, Massachusetts 02266

                                 (888) 517-9900

                        By and In Exchange for Shares of

                         Vanguard(R) Market Neutral Fund

                      A Series of VANGUARD MONTGOMERY FUNDS

                                  P.O. Box 2600

                        Valley Forge, Pennsylvania 19482

                                 (800) 662-7447


                                 October 5, 2007


     This Statement of Additional Information ("SAI"), dated October 5, 2007 relates to the proposed reorganization (the "Reorganization") of Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund (the "Laudus Fund"), a series of Laudus Trust (the "Laudus Trust"), with and into Vanguard(R) Market Neutral Fund (the "Vanguard Fund"), a series of Vanguard Montgomery Funds (the "Vanguard Trust"). Assuming approval of the Reorganization, each shareholder of the Laudus Fund will receive an amount of shares of the Vanguard Fund equal in value to the shares of the Laudus Fund owned by such shareholder at the time of the closing of the Reorganization.

     This SAI, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated October 5, 2007 (the "Prospectus/Proxy Statement") relating specifically to the Special Meeting of Shareholders of the Laudus Fund which is scheduled to be held on November 21, 2007.


     This SAI and the Prospectus/Proxy Statement have been filed with the Securities and Exchange Commission ("SEC").

     A copy of the Prospectus/Proxy Statement relating to the Reorganization may be obtained without charge by writing the Laudus Trust at P.O. Box 8032, Boston, Massachusetts 02266, or by calling the Laudus Trust at (866) 452-8387 for shareholders holding Institutional class shares and for registered investment professionals, and (800) 447-3332 for shareholders holding Investor class shares.

     The following publicly available documents each accompany this SAI.

     1.   Statement of Additional  Information  of Laudus Trust,  dated July 31,
          2007.

     2. Annual Report to Shareholders of Laudus Trust for the year ended March 31, 2007.

Incorporation of Documents by Reference into this SAI:

     Further information about Institutional Shares and Investor Shares of the Laudus Fund is contained in and incorporated herein by reference to the Laudus Trust's Statement of Additional Information, dated July 31, 2007.

     The audited financial statements and related Report of Independent Registered Public Accounting Firm included in the Annual Report to Shareholders for the fiscal year ended March 31, 2007 for the Laudus Fund are incorporated herein by reference. No other parts of the Annual Report are incorporated herein by reference.

     Financial statements of the Vanguard Fund are not included herein because the Vanguard Fund has not yet commenced operations.

     Pro forma Financial Statements. No financial information relating to the Vanguard Fund and no projected (pro forma) financial information is being provided because the Vanguard Fund into which the Laudus Fund will be reorganized is a newly formed shell fund, and has not conducted any business other than matters incident to its organization and will not commence operations until completion of the Reorganization.

                                        TABLE OF CONTENTS


DESCRIPTION OF TRUST                                                       4
   Organization                                                            4
   Service Providers                                                       4
   Characteristics of The Vanguard Fund's Shares                           5
   Tax Status of The Vanguard Fund                                         6
   Investment Policies                                                     7
INVESTMENT LIMITATIONS                                                    24
SHARE PRICE                                                               25
PURCHASE AND REDEMPTION OF SHARES                                         26
MANAGEMENT OF THE VANGUARD FUND                                           29
INVESTMENT ADVISOR SERVICES                                               38
PORTFOLIO TRANSACTIONS                                                    42
PROXY VOTING GUIDELINES                                                   43

                        DESCRIPTION OF THE VANGUARD TRUST

ORGANIZATION

     The Vanguard Trust was organized as a Delaware statutory trust on July 18, 2007. The Vanguard Trust is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified management investment company. The Vanguard Trust currently offers the following fund (and classes thereof):

----------------------------------- ----------------------------------------
Fund                                  Share Classes
----------------------------------- ----------------------------------------
----------------------------------- ----------------------------------------
Vanguard(R) Market Neutral Fund       Investor and Institutional(1)
----------------------------------- ----------------------------------------

     The Vanguard Trust has the ability to offer additional funds, which in turn may issue classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.

     The Vanguard Fund is a member fund. There are two types of Vanguard funds, member funds and non-member funds. Member funds jointly own The Vanguard Group, Inc. ("Vanguard"), contribute to Vanguard's capital, and receive services at cost from Vanguard pursuant to the Amended and Restated Funds' Service Agreement ("Funds' Service Agreement"). Non-member funds do not contribute to Vanguard's capital, but they do receive services pursuant to special services agreements. See "Management of the Vanguard Fund" for more information.

SERVICE PROVIDERS

     CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, serves as the Vanguard Fund's custodian. The Vanguard Fund's custodian is responsible for maintaining the Vanguard Fund's assets, keeping all necessary accounts and records of Vanguard Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA, 19103-7042, serves as the Vanguard Fund's independent registered public accounting firm. The independent registered public accounting firm audits the Vanguard Fund's annual financial statements and provides other related services.

     TRANSFER AND DIVIDEND-PAYING AGENT. The Vanguard Fund's transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.


----------------------------
1 Individually, a class; collectively, the classes.

CHARACTERISTICS OF THE VANGUARD FUND'S SHARES

     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Vanguard Fund's shares, other than those described in the Prospectus/Proxy Statement and elsewhere in this Statement of Additional Information or the possible future termination of the Vanguard Fund or a share class. The Vanguard Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Vanguard Fund or class. Unless terminated by reorganization or liquidation, the Vanguard Fund and share class will continue indefinitely.

     SHAREHOLDER LIABILITY. The Vanguard Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Vanguard Fund will not be personally liable for payment of the Vanguard Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss as a result of a Vanguard Fund obligation only if the Vanguard Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of each class of the Vanguard Fund are entitled to receive any dividends or other distributions declared by the Vanguard Fund for each such class. No shares of the Vanguard Fund have priority or preference over any other shares of the Vanguard Fund with respect to distributions. Distributions will be made from the assets of the Vanguard Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Vanguard Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

     VOTING  RIGHTS.  Shareholders  are  entitled  to vote on a matter if: (1) a shareholder vote is required under the 1940 Act; (2) the matter concerns an amendment to the Vanguard Trust's Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of the Vanguard Fund or any class; (3) the trustees determine that it is necessary or desirable to obtain a shareholder vote; or (4) a certain type of merger or consolidation, share conversion, share exchange, or sale of assets is proposed. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of the Vanguard Fund's net assets and to change any fundamental policy of the Vanguard Fund. Unless otherwise required by applicable law, shareholders of the Vanguard Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Vanguard Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.

     LIQUIDATION RIGHTS. In the event that the Vanguard Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Vanguard Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Vanguard Fund's net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Vanguard Fund's shares.

     CONVERSION RIGHTS. Shareholders of the Vanguard Fund may convert their shares into another class of shares of the Vanguard Fund upon the satisfaction of any then applicable eligibility requirements.

     REDEMPTION PROVISIONS. The Vanguard Fund's redemption provisions are described in Prospectus/Proxy Statement and elsewhere in this Statement of Additional Information.

     SINKING FUND PROVISIONS. The Vanguard Fund has no sinking fund provisions.

     CALLS OR ASSESSMENT. The Vanguard Fund's shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE VANGUARD FUND

     The Vanguard Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRC"). This special tax status means that the Vanguard Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, the Vanguard Fund must comply with certain requirements. If the Vanguard Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Vanguard Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

     Dividends received and distributed by the Vanguard Fund on shares of stock of domestic corporations may be eligible for the dividends-received deduction applicable to corporate shareholders. Corporations must satisfy certain requirements in order to claim the deduction. Capital gains distributed by the Vanguard Fund are not eligible for the dividends-received deduction.

     The Vanguard Fund is generally managed without regard to tax ramifications. Prospective investors should consult their own tax advisors about the U.S. federal, state, local, and foreign tax aspects of an investment in a fund, including taxes applicable to the acquisition, holding, and disposition of shares. The tax discussion in this SAI is general in nature and is not intended to be used, and cannot be used, for the purpose of avoiding any tax penalties.

INVESTMENT POLICIES

     Some of the investment policies described below and in the Prospectus/Proxy Statement set forth percentage limitations on the Vanguard Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Vanguard Fund's investment policies and limitations.

     The following policies and explanations supplement the Vanguard Fund's investment objective and policies set forth in the Prospectus/Proxy Statement. With respect to the different investments discussed below, the Vanguard Fund may acquire such investments to the extent consistent with its investment objective and policies.

     BORROWING. The Vanguard Fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of a fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

     Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by a fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets (with such liquidity determined by the adviser in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction; or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.

     COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

     DEBT SECURITIES. A debt security, sometimes called a fixed income security, is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, noninvestment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws may result in the issuer's debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or a related entity.

     DEPOSITARY RECEIPTS. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

     Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

     For purposes of a fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

     DERIVATIVES. A derivative is a financial instrument that has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. There is no assurance that any derivatives strategy used by a fund's adviser will succeed. The counterparties to a fund's derivatives will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the IRC, although such derivatives may qualify as securities or investments under such laws. A fund's advisors, however, will monitor the fund's credit risk exposure to derivative counterparties to prevent excess concentration to any one counterparty.

     Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

     The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's adviser does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

     Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

     Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

     Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its adviser will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the adviser attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

     EXCHANGE-TRADED  FUNDS. A fund may purchase shares of exchange-traded funds
(ETFs), including ETF shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

     An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to its net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

     Most ETFs are investment companies. Therefore, the Vanguard Fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, the Vanguard Fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."

     Vanguard ETF(TM)* Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard index funds. A fund's investments in Vanguard ETF Shares are also generally subject to the descriptions, limitations, and risks described under the heading "Other Investment Companies," except as provided by an exemption granted by the SEC that permits registered investment companies to invest in a Vanguard fund that issues ETF Shares beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions.

     FOREIGN SECURITIES. Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities if the company's principal operations are conducted from the United States or when the company's equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S.


---------------------------
*  U.S. Pat. No. 6,879,964 B2.

or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments. The Fund may occasionally invest in and engage in short sales with respect to stocks of foreign companies that trade on the U.S. markets.


     Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund's trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund. Securities of foreign issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments which could affect U.S. investments in those countries. Although an adviser will endeavor to achieve most favorable execution costs for a fund's portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of a fund's foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by a fund, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.

     The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed below, a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS-RISKS. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.

     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market." A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

     A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     The Vanguard Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator." The Vanguard Fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

     A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. Treasury futures are generally not subject to such daily limits.

     A fund bears the risk that its adviser will incorrectly predict future market trends. If the adviser attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

     A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

     INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirement that:
(1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction; (2) no equity, taxable bond, or money market fund may loan funds if the loan would cause its aggregate outstanding loans through the program to exceed 5%, 7.5%, or 10%, respectively, of its net assets at the time of the loan; and (3) a fund's interfund loans to any one fund shall not exceed 5% of the lending fund's net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

     OPTIONS. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     The buyer (or holder) of an option is said to be "long" the option, while the seller (or writer) of an option is said to be "short" the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the "premium." The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

     A fund bears the risk that its adviser will not accurately predict future market trends. If the adviser attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

     OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. The 1940 Act and related rules provide certain exemptions from these restrictions. For example, Section 12(d)(1)(G) permits a mutual fund to acquire an unlimited amount of shares of mutual funds that are part of the same group of investment companies as the acquiring fund. Furthermore, Rule 12d1-2 conditionally permits an affiliated fund of funds to acquire securities of funds that are not part of the same group of investment companies (subject to certain percentage limits) and permits the fund to invest directly in stocks, bonds and other types of securities, as well as invest in affiliated or unaffiliated money market funds. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the adviser), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.

     PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

     REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment adviser will monitor a fund's repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited except to the extent required by law.

     The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

     RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days; (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) participation interests in loans; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the "1933" Act); and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's adviser monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the adviser's liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers, and dealers that trade in the security, and the availability of information about the security's issuer.

     REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing." A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the adviser.

     SECURITIES LENDING. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation.

     The 1940 Act, together with the rules and interpretations of the SEC thereunder, limit the amount of securities a fund may lend to 33-1/3% of the fund's total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower "marks-to-market" on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receive reasonable interest on the loan (which may include the fund's investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The adviser will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect of which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent.

     SHORT SALES. In a short sale of securities, a fund sells stock that it does not own, making delivery with securities "borrowed" from a broker. The fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to pay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the fund may also have to pay a premium which would increase the cost of the security sold. Generally speaking, the proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A fund will also incur transaction costs in effecting short sales. A fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by the amount of the premium, dividends, interest or expenses the fund may be required to pay in connection with the short sale. A short sale creates the risk of an unlimited loss, as the price of the underlying securities could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the security necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

     SWAP AGREEMENTS. A swap agreement is a derivative. A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

     Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

     An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

     The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

     Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a fund's limitation on investments in illiquid securities.

     Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

     Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

     The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's adviser does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

     The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Tax Matters -- Futures, Certain Options, and Short Sales. A fund must generally recognize any net unrealized gains and losses on certain futures contracts and certain options traded on U.S. exchanges as of the end of the taxable year, as well as any gains and losses actually realized during the year. A fund must treat such gains and losses as 60% long-term and 40% short-term, regardless of how long it held the positions.

     A fund's investments may be subject to federal income tax rules that may, among other things, disallow, suspend, or otherwise limit the allowance of certain losses or deductions, convert long-term capital gains into short-term capital gains or ordinary income, convert an ordinary loss or a deduction into a capital loss, or require the capitalization of certain expenses. For example, if it holds both long and short positions in the same security, a fund may be required to apply the straddle or constructive sales rules, which could affect the character and timing of gains and losses a fund realized, as well as its holding period for the securities involved.

     Most, if not all, a fund's gains from short sales may be treated as short-term capital gains.

     In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts, options, and short sales will be considered qualifying income for purposes of the 90% requirement.

     A fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes on futures, options, and short sales transactions. Such distributions will be combined with distributions of other capital gains or ordinary income, as appropriate, realized on the fund's other investments, and shareholders will be advised on the tax character of the distributions.

     TAX MATTERS -- FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock);
(2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the IRC and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the IRC. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described above.

     TAX MATTERS -- FOREIGN TAX CREDIT. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains that were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.

     TEMPORARY INVESTMENTS. The Vanguard Fund may take temporary defensive measures that are inconsistent with the fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) shares of other investment companies that have investment objectives consistent with those of the fund; (3) repurchase agreements involving any such securities; and (4) other money market instruments. There is no limit on the extent to which the Vanguard Fund may take temporary defensive measures. In taking such measures, the Vanguard Fund may fail to achieve its investment objective.

     WARRANTS. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

     WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

                             INVESTMENT LIMITATIONS

     The Vanguard Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Vanguard Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Vanguard Fund's net assets voted, so long as shares representing more than 50% of the Vanguard Fund's net assets are present or represented by proxy; or
(2) more than 50% of the Vanguard Fund's net assets.

     BORROWING AND ISSUING SENIOR SECURITIES. The Vanguard Fund may borrow money or issue senior securities only as permitted under the 1940 Act.

     COMMODITIES. The Vanguard Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Vanguard Fund from purchasing, selling, or entering into securities or other instruments backed by physical commodities, foreign currencies, foreign currency forward contracts, foreign currency options, futures contracts, options on futures contracts, swap agreements, or other derivative instruments, subject to compliance with applicable provisions of the federal securities and commodities laws.

     DIVERSIFICATION. The Vanguard Fund may not change its classification as a "management company" or its subclassification as an "open-end company" and as a "diversified company" as each such term is defined in the 1940 Act.

     INDUSTRY CONCENTRATION. The Vanguard Fund may not concentrate its investments in a particular industry or group of industries, within the meaning of the 1940 Act. This limitation shall not be deemed to (1) limit the ability of the Vanguard Fund to invest in securities issued by any company or group of companies located in any country or group of countries or (2) limit the ability of the Vanguard Fund to invest in obligations issued or guaranteed by any government, or any agency or instrumentality of any government, of any country.

     INVESTING FOR CONTROL. The Vanguard Fund may make loans only as permitted under the 1940 Act.

     LOANS.  The Vanguard  Fund may make loans only as permitted  under the 1940
Act.

     PLEDGING ASSETS. The Vanguard Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

     REAL ESTATE. The Vanguard Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Vanguard Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business.

     SENIOR SECURITIES. The Vanguard Fund may borrow money or issue senior securities only as permitted under the 1940 Act.

     UNDERWRITING. The Vanguard Fund may not act as an underwriter of another issuer's securities, except to the extent that the Vanguard Fund may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of portfolio securities.

The Vanguard Fund is subject to the following operational, non-fundamental policies, which may be changed without a Shareholder vote.

     ILLIQUID SECURITIES. The Vanguard Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     INVESTMENT COMPANIES. The Vanguard Fund may invest in an investment company only as permitted under the 1940 Act.

     LOANS. The Vanguard Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed, by lending its portfolio securities, or through Vanguard's interfund lending program.

     Compliance with the investment limitations set forth above is generally measured at the time the securities are purchased. All investment limitations must comply with applicable regulatory requirements. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

     None of these limitations prevents the Vanguard Fund from having an ownership interest in Vanguard. As a part owner of Vanguard, the Vanguard Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Vanguard Fund" for more information.

                                   SHARE PRICE

     Multi-class funds do not have a share price. Rather, each class has a share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange (the "Exchange"), generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Vanguard Fund's shares outstanding for that class.

     The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day (Washington's Birthday), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although the Vanguard Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

                        PURCHASE AND REDEMPTION OF SHARES

PURCHASE OF SHARES

     The purchase price of shares of the Vanguard Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Prospectus/Proxy Statement. The NAV per share is calculated as of the close of regular trading on the Exchange on each day the Exchange is open for business. A purchase order received before the close of regular trading on the Exchange will be executed at the NAV computed on the date of receipt; a purchase order received after the close of regular trading on the Exchange will be executed at the NAV computed on the first business day following the date of receipt.

REDEMPTION OF SHARES

     The redemption price of shares of the Vanguard Fund is the NAV next determined after the redemption request is received in good order, as defined in Prospectus/Proxy Statement. A redemption order received before the close of regular trading on the Exchange will be executed at the NAV computed on the date of receipt; a redemption order received after the close of regular trading on the Exchange will be executed at the NAV computed on the next day that the Exchange is open.

     The Vanguard Fund may suspend redemption privileges or postpone the date of payment for redeemed shares: (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Vanguard Fund to dispose of securities it owns or to fairly determine the value of its assets; and (3) for such other periods as the SEC may permit.

     The Vanguard Fund has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Vanguard Fund at the beginning of such period.

     If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of the Vanguard Fund to make payment wholly or partly in cash, the Vanguard Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Vanguard Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

     The Vanguard Fund charges a 1% fee on shares redeemed (either by selling or by exchanging to another fund, or by application of the low-balance account-closure policy) that were held less than one year. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Vanguard Fund.

         After redeeming shares that are exempt from redemption fees, shares you have held the longest will be redeemed first. Redemption fees do not apply to the following:

     o Redemptions of shares purchased with reinvested dividend and capital gains distributions.

     o Share transfers, rollovers, or re-registrations within the same fund. Conversions of shares from one share class to another in the same fund.

     o Redemptions of shares by Vanguard to pay fund or account fees. Section 529 college savings plans.

     o    Distributions by shareholders age 70 1/2 or older from the following:

          o    Traditional IRAs.

          o    Inherited IRAs (traditional and Roth).

          o    Rollover IRAs.

          o    SEP-IRAs.

          o Section 403(b)(7) plans served by the Vanguard Small Business Services Department.

          o    SIMPLE IRAs.

          o Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.

          o For a one year period, shares rolled over to an IRA held at Vanguard from a retirement plan for which Vanguard serves as recordkeeper (except for Vanguard Small Business Services retirement plans).

     For participants in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services Department), redemption fees will apply to shares exchanged out of a fund into which they had been exchanged, rolled over, or transferred by a participant within the Vanguard Fund's redemption-fee period.

     In addition to the exclusions previously listed, redemption fees will not apply to:

o    Exchanges  of  shares  purchased  with  participant   payroll  or  employer
     contributions.

o    Distributions, loans, and in-service withdrawals from a plan.

o    Direct rollovers into IRAs.

o Redemptions or transfers of shares as part of a plan termination or at the direction of the plan. If Vanguard does not serve as recordkeeper for a plan, redemption fees may be applied differently.

RIGHT TO CHANGE POLICIES

     Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice;
(2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of the Vanguard Fund.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS

     The Vanguard Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Vanguard Fund's behalf (collectively, "Authorized Agents"). The Vanguard Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Vanguard Fund's instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the Vanguard Fund's NAV next determined after the order is received by the Authorized Agent.

     When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.

     For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

                         MANAGEMENT OF THE VANGUARD FUND

Vanguard

     The Vanguard Fund is part of the Vanguard group of investment companies, which consists of more than 140 funds. Through their jointly-owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.

     The funds' officers are also officers and employees of Vanguard.

     Vanguard, Vanguard Marketing Corporation, the funds' advisers, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard funds.

     Vanguard was established and operates under the Funds' Service Agreement. The Funds' Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital.

     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

     DISTRIBUTION. Vanguard Marketing Corporation ("VMC"), a wholly-owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds' shares. VMC performs marketing and distribution activities at cost in accordance with the terms and conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. Under the terms of the SEC order, the funds' trustees review and approve the marketing and distribution expenses incurred on their behalf, including the nature and cost of the activities and the desirability of each fund's continued participation in the joint arrangement.

     To ensure that each fund's participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC's marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group; provided, however, that no fund's aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard, and that no fund shall incur annual marketing and distribution expenses in excess of 0.20 of 1% of its average month-end net assets. As of December 31, 2006, none of the Vanguard funds' allocated share of VMC's marketing and distribution expenses was greater than 0.03% of the fund's average month-end net assets. Each fund's contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.

     VMC's principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel. Other marketing and distribution activities that VMC undertakes on behalf of the funds may include, but are not limited to:

o    Conducting   or   publishing   Vanguard-generated   research  and  analysis
     concerning the funds, other investments, the financial markets, or the economy;

o Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy;

o    Providing  analytical,  statistical,   performance,  or  other  information
     concerning the funds, other investments, the financial markets, or the economy;

o Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services;

o Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process;

o Providing promotional discounts, commission-free trading, fee waivers, and other benefits to clients of Vanguard Brokerage Services(R) who maintain qualifying investments in the funds; and

o Sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations.

     VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC's cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers. VMC's arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC does not participate in the offshore arrangement Vanguard has established for qualifying Vanguard funds to be distributed in certain foreign countries on a private-placement basis to government-sponsored and other institutional investors through a third-party "asesor de inversiones" (investment adviser), which includes incentive-based remuneration.

     In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives): (1) promotional items of nominal value that display Vanguard's logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment which is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.

     VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC policy also prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC's marketing and distribution activities are primarily intended to result in the sale of the funds' shares, and as such its activities, including shared marketing and distribution activities, may influence participating financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities or relationships may influence a financial service provider's (or its representatives') decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.

OFFICERS AND TRUSTEES

     The Vanguard Fund is governed by the board of trustees to the Vanguard Trust and a single set of officers. The officers manage the day-to-day operations of the Vanguard Fund under the direction of the Vanguard Fund's board of trustees. The trustees set broad policies for the Vanguard Fund; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers. Each trustee serves the Vanguard Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Vanguard Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Vanguard Fund. Each trustee also serves as a director of Vanguard.

     Vanguard's Board of Trustees has the following committees:

     o Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund and Vanguard. All independent trustees serve as members of the committee.

     o Compensation Committee: This committee oversees the compensation programs established by each fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee.

     o Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee.

     The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Alfred M. Rankin, Jr., Chairman of the Committee.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

INTRODUCTION

         Vanguard and the Boards of Trustees of the Vanguard funds ("Boards") have adopted Portfolio Holdings Disclosure Policies and Procedures ("Policies and Procedures") to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund's investment adviser, distributor, or any affiliated person of the fund, its investment adviser, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.

     The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures
Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief Compliance Officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.

ONLINE DISCLOSURE OF TEN LARGEST STOCK HOLDINGS

     Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose the fund's ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represent of the fund's total assets as of the most recent calendar-quarter-end (quarter-end ten largest stock holdings) online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 15 calendar days after the end of the calendar quarter. In addition, those funds generally will seek to disclose the fund's ten largest stock portfolio holdings as of the most recent month-end (month-end ten largest stock holdings, and together with quarter-end ten largest stock holdings, ten largest stock holdings) online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 10 business days after the end of the month. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.

ONLINE DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS

     Each of the Vanguard funds, excluding Vanguard money market funds, generally will seek to disclose the fund's complete portfolio holdings (complete portfolio holdings) as of the most recent calendar-quarter-end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 30 calendar  days  after the end of the  calendar  quarter.  Online  disclosure  of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard's Portfolio Review Department will review complete portfolio holdings before online disclosure is made as described above and, after consultation with a Vanguard fund's investment adviser, may withhold any portion of the fund's complete portfolio holdings from online disclosure as described above when deemed to be in the best interests of the fund.

DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS

     Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical, or consulting services, and other third parties that provide services (collectively, "Service Providers") to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.

     The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives.

     As of March 31, 2007, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation, Advisor Software, Inc., Alcom Printing Group Inc., Apple Press, L.C., Automatic Data Processing, Inc., Brown Brothers Harriman & Co., FactSet Research Systems Inc., Intelligencer Printing Company, Investment Technology Group, Inc., Lipper, Inc., McMunn Associates Inc., Moore Wallace Inc., Pitney Bowes Management Services, Reuters America Inc., State Street Investment Manager Solutions, Triune Color Corporation, and Tursack Printing Inc.

DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO VANGUARD AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS

     Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, "Affiliates and Fiduciaries") for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment adviser, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment adviser to whom complete portfolio holdings are disclosed for due diligence purposes when the adviser is in merger or acquisition talks with a Vanguard fund's current adviser; and (5) a newly hired investment adviser or sub-adviser to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

     The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.

     As of December 31, 2006, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment adviser, custodian, and independent registered public accounting firm identified in this Statement of Additional Information.

DISCLOSURE OF PORTFOLIO HOLDINGS TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING THE VANGUARD FUND'S ASSETS

     An investment adviser, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning the fund's portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.

DISCLOSURE OF NON-MATERIAL INFORMATION

     The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, "Approved Vanguard Representatives") to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.

     An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. An Approved Vanguard Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or for no reason. "Approved Vanguard Representatives" include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard's Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.

     As  of  December  31,  2006,  Vanguard   non-material   portfolio  holdings
information is disclosed to KPMG, LLP, and R.V. Kuhns & Associates.

DISCLOSURE OF PORTFOLIO HOLDINGS RELATED INFORMATION TO THE ISSUER OF A SECURITY FOR LEGITIMATE BUSINESS PURPOSES

     Vanguard, in its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Fund Financial Services, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department.

DISCLOSURE OF PORTFOLIO HOLDINGS AS REQUIRED BY APPLICABLE LAW

     Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.

PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS

     No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at www.vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard's management, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.

PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION

     The Policies and Procedures prohibit a Vanguard fund, its investment adviser, and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment adviser or by any affiliated person of the investment adviser.

                          INVESTMENT ADVISORY SERVICES

     The Vanguard Fund currently uses two investment advisors:

o AXA Rosenberg Investment Management LLC ("AXA Rosenberg"), founded in 1985, provides investment advisory services to a portion of the assets of the Fund.

o Vanguard, 100 Vanguard Boulevard, Malvern, PA 19355, which began operations in 1975, provides investment advisory services to a portion of the assets of the Vanguard Fund.

     For funds that are advised by independent third-party advisory firms unaffiliated with Vanguard, Vanguard hires investment advisory firms, not individual portfolio managers, to provide investment advisory services to such funds. Vanguard negotiates each advisory agreement, which contains advisory fee arrangements, on an arms-length basis with the advisory firm. Each advisory agreement is reviewed annually by each fund's board of trustees, taking into account numerous factors, which include, without limitation, the nature, extent, and quality of the services provided, investment performance, and fair market value of services provided. Each advisory agreement is between the fund and the advisory firm, not between the fund and the portfolio manager. The structure of the advisory fee paid to each unaffiliated investment advisory firm is described in the following sections. In addition, each firm has established policies and procedures designed to address the potential for conflicts of interest. Each firm's compensation structure and management of potential conflicts of interest is summarized by the advisory firm in the following sections.

     The Vanguard Fund uses a multimanager approach. The Vanguard Fund has entered into an investment advisory agreement with AXA Rosenberg to manage the investment and reinvestment of the portion of the Vanguard Fund's assets that the Vanguard Fund's board of trustees determines to assign to the adviser (hereafter referred to as the "AXA Rosenberg" Portfolio). In this capacity, AXA Rosenberg continuously reviews, supervises, and administers the AXA Rosenberg Portfolio's investment program. AXA Rosenberg discharges its responsibilities subject to the supervision and oversight of Vanguard's Portfolio Review Group and the officers and trustees of the Vanguard Fund. Vanguard's Portfolio Review Group is responsible for recommending changes in a fund's advisory arrangements to the fund's board of trustees, including changes in the amount of assets allocated to each adviser, and whether to hire, terminate, or replace an adviser.

     The Vanguard Fund pays AXA Rosenberg a basic advisory fee at the end of each of the Vanguard Fund's fiscal quarters, calculated by applying a quarterly rate, based on certain annual percentage rates, to the average daily net assets of the adviser's Portfolio for the quarter. The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Portfolio relative to the investment performance of the Citigroup 3-Month Treasury Bill Index (the "Index"). The investment performance will be based on the cumulative total return of the Portfolio over a trailing 36-month period ending with the applicable quarter, compared with the cumulative total return of the Index for the same period. Vanguard provides advisory services to a portion of the Vanguard Fund on an at-cost basis.



AXA ROSENBERG INVESTMENT MANAGEMENT LLC

     AXA Rosenberg is an independently operated, 75%-owned subsidiary of AXA Investment Managers; the remaining 25% is owned by the firm's founding partners.

OTHER ACCOUNTS MANAGED

     William E. Ricks, Ph.D., manages a portion of the Vanguard Fund. As of March 31, 2007, the Laudus Fund held assets of $19.323 million. As of March 31, 2007, Dr. Ricks also managed 28 other registered investment companies with total assets of over $7.255 billion, (including 20 with total assets of approximately $15.470 billion for which the advisory fee was based on account performance); 14 other pooled investment vehicles with total assets of over $2.671 billion (including 14 with assets of approximately $13.428 million for which the advisory fee was based on account performance); and 168 other accounts with total assets of approximately $30.884 billion (including 33 with total assets of $8.481 billion for which the advisory fee was based on account performance).

MATERIAL CONFLICTS OF INTEREST

     AXA Rosenberg recognizes that conflicts of interest are inherent in its business and accordingly has developed policies, procedures, and disclosures that it believes are reasonably designed to detect, manage, and mitigate the effects of potential conflicts of interest in the areas of employee personal trading; managing multiple accounts for multiple clients, including funds; and allocating investment opportunities. Employees are subject to these policies, and oversight is designed to ensure that all clients are treated fairly.

     Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one fund or account (including the Vanguard Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts, and incentive to allocate opportunities to an account where there is a greater financial incentive, such as a performance fee account. AXA Rosenberg believes it has adopted policies and procedures that are reasonably designed to address these types of conflicts and to ensure that the company operates in a manner that is fair and equitable among its clients, including the Vanguard Fund.

     Dr. Ricks' management of other accounts may give rise to potential conflicts of interest in connection with his management of the Vanguard Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have investment objectives similar to the Vanguard Fund's, or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Vanguard Fund. AXA Rosenberg believes that its quantitative investment process and pro rata allocation of investment opportunities diminish the possibility of any conflict of interest resulting in unfair or inequitable allocation of investment opportunities among accounts. AXA Rosenberg also believes that it has adopted policies and procedures designed to manage those conflicts in an appropriate way.

DESCRIPTION OF COMPENSATION

     Compensation is paid by AXA Rosenberg. The components include base salary and bonus, both of which are discretionary, and not derived formulaically from performance of any individual accounts, including mutual funds like the Vanguard Fund.

OWNERSHIP OF SECURITIES

     As of July 31, 2007, Dr. Ricks owned no shares of the Vanguard Fund.

VANGUARD

     Vanguard, through its Quantitative Equity Group, provides investment advisory services on an at-cost basis with respect to a portion of the Vanguard Fund's assets. The investment management staff is supervised by the senior officers of the Vanguard Fund. The senior officers are directly responsible to the board of trustees of the Vanguard Fund.

OTHER ACCOUNTS MANAGED

     James D. Troyer manages a portion of the Vanguard Fund. As of July 31,2007, Mr. Troyer also managed all or a portion of six other registered investment companies with total assets of $ 84.8 billion and two other pooled investment vehicles with total assets of $93.3 million.

MATERIAL CONFLICTS OF INTEREST

     At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Managing multiple accounts may give rise to potential conflicts of interest including for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

DESCRIPTION OF COMPENSATION

     Vanguard's portion of the management of the Vanguard Fund's portfolio are managed by portfolio managers who are Vanguard employees. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of July 31, 2007, a Vanguard portfolio manager's compensation generally consists of base salary, bonus, and payments under Vanguard's long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980's to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement benefits.

     In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts.

     A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the Vanguard Human Resources Department. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.


     A portfolio  manager's  bonus is  determined  by a number of  factors.  One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given the fund's investment objective, policies, strategies, and limitations, and the market environment during the measurement period. The performance factor is not based on the value of assets held in the fund's portfolio. For the Vanguard Fund, the performance factor dependS on how successfully the portfolio manager outperforms the Citigroup 3-Month Treasury Bill Index and maintains the risk parameters of the Vanguard Fund over a three-year period. Additional factors include the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.


     Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard's long term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, Vanguard's independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard's operating efficiencies in providing services to the Vanguard funds.

OWNERSHIP OF SECURITIES

     Vanguard employees, including portfolio managers, allocate their investments among the various Vanguard funds based on their own individual investment needs and goals. Vanguard employees as a group invest a sizeable portion of their personal assets in Vanguard funds. As of July 31, 2007, Vanguard employees collectively invested $2.1 billion in Vanguard funds. John J. Brennan, Chairman and Chief Executive Officer of Vanguard and the Vanguard funds, and George U. Sauter, Managing Director and Chief Investment Officer, invest substantially all of their personal financial assets in Vanguard funds. As of July 31, 2007, Mr. Troyer owned no shares of the Vanguard Fund.

DURATION AND TERMINATION OF INVESTMENT ADVISORY ARRANGEMENTS

     The Funds' Service Agreement, which governs the at-cost investment advisory services provided to the Vanguard funds, including the Vanguard Fund, will continue in full force and effect until terminated or amended by mutual agreement of the Vanguard funds and Vanguard.

     The investment advisory agreement between the Vanguard Fund and AXA Rosenberg will continue in effect for a period of two years and will continue in effect for successive twelve-month periods thereafter, only so long as this agreement is approved at least annually by Vanguard's Board of Trustees, including a majority of trustees who are not parties to such agreement or interested persons of any such party.

                             PORTFOLIO TRANSACTIONS

     Each adviser decides which securities to buy and sell on behalf of the Vanguard Fund for that portion of the Vanguard Fund's portfolio which it advises and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the adviser must select a broker-dealer that it believes will provide "best execution." Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an adviser should consider the full range of a broker-dealer's services. The factors considered by the adviser in seeking best execution include, but are not limited to, the broker-dealer's execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the adviser also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the adviser may select a broker based partly on brokerage or research services provided to the adviser and its clients, including the Vanguard Fund. The adviser may cause the Vanguard Fund to pay a higher commission than other brokers would charge if the adviser determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. An adviser also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities, discussions with research analysts, meetings with corporate executives to obtain oral reports on company performance, and market data.

     Some securities that are considered for investment by the Vanguard Fund may also be appropriate for other Vanguard funds or for other clients served by the adviser. If such securities are compatible with the investment policies of the Vanguard Fund and one or more of the adviser's other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by the adviser and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the adviser in a manner deemed equitable by the adviser. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Vanguard Fund's board of trustees.

                             PROXY VOTING GUIDELINES

     The Board of Trustees (the "Board") of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated oversight of proxy voting to the Proxy Oversight Committee (the "Committee"), composed of senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund, and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board. Vanguard is subject to these guidelines to the extent the guidelines call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes have been approved by the Board of Directors of Vanguard.

     The overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund's investments--and those of fund shareholders--over the long term. While the goal is simple, the proposals the funds receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. Under the guidelines, each proposal must be evaluated on its merits, based on the particular facts and circumstances as presented.

     For ease of reference, the procedures and guidelines often refer to all funds, however, our processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund, the composition of its portfolio and other factors.

     The guidelines do not permit the Board to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if that would be in the fund's and its shareholders' best interests. These circumstances may arise, for example, when the expected cost of voting exceeds the expected benefits of voting, or exercising the vote results in the imposition of trading or other restrictions.

     In evaluating proxy proposals, we consider information from many sources, including but not limited to the investment adviser for the fund, management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund's Board.

     While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund's vote in a manner that, in the Committee's view, will maximize the value of the fund's investment, subject to the individual circumstances of the fund.

THE BOARD OF DIRECTORS

ELECTION OF DIRECTORS

     Good governance starts with a majority-independent board, whose key committees are composed entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.

     While the funds will generally support the board's nominees, the following factors will be taken into account in determining each fund's vote:

FACTORS FOR APPROVAL                                   FACTORS AGAINST APPROVAL
--------------------                                   ------------------------
Nominated slate results in board made up of a          Nominated slate results in board made up of a majority of non-
majority of independent directors.                     independent directors.

All members of Audit, Nominating, and Compensation     Audit, Nominating, and/or Compensation committees include non-
committees are independent of management.              independent members.

                                                       Incumbent board member failed to attend at least 75% of meetings in the previous year.

                                                       Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).

CONTESTED DIRECTOR ELECTIONS

     In the case of contested board elections, we will evaluate the nominees' qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents' campaign, to determine the outcome that we believe will maximize shareholder value.

CLASSIFIED BOARDS

     The funds will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures, in which only part of the board is elected each year.

APPROVAL OF INDEPENDENT AUDITORS

     The relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. The funds will generally support management's recommendation for the ratification of the auditor, except in instances where audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether independence has been compromised.

COMPENSATION ISSUES

STOCK-BASED COMPENSATION PLANS

     Appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, the funds oppose plans that substantially dilute their ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

     An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company's employees. However, we will evaluate compensation proposals in the context of several factors (a company's industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company's other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

     The following factors will be among those considered in evaluating these proposals.

FACTORS FOR APPROVAL                                                FACTORS AGAINST APPROVAL
--------------------                                                ------------------------
Company requires senior executives to hold a minimum amount         Total potential dilution (including all stock-based plans)
of company stock (frequently expressed as a multiple of salary).    exceeds 15% of shares outstanding.

Company requires stock acquired through option exercise             Annual option grants have exceeded 2% of shares outstanding.
to be held for a certain period of time.

Compensation program includes performance-vesting                   Plan permits repricing or replacement of options without
awards, indexed  options, or other performance-linked grants.       shareholder approval.

Concentration of option grants to senior executives is              Plan provides for the issuance of reload options.
limited (indicating that the plan is very broad-based).

Stock-based compensation is clearly used as a                       Plan contains automatic share replenishment (evergreen) feature.
substitute for cash in delivering market-competitive total pay.

BONUS PLANS

     Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.

EMPLOYEE STOCK PURCHASE PLANS

     The funds will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan make up less than 5% of the outstanding shares.

EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES)

     While executives' incentives for continued employment should be more significant than severance benefits, there are instances--particularly in the event of a change in control--in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive's salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus--or where severance is guaranteed absent a change in control--should be submitted for shareholder approval.



CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

     The exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders' ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. In general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

     The funds' positions on a number of the most commonly presented issues in this area are as follows:

SHAREHOLDER RIGHTS PLANS (POISON PILLS)

     A company's adoption of a so-called poison pill effectively limits a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

     In general, shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:

FACTORS FOR APPROVAL                           FACTORS AGAINST APPROVAL
--------------------                           ------------------------
Plan is relatively short-term (3-5 years).     Plan is long term (>5 years).

Plan requires shareholder approval             Renewal of plan is automatic or does not require shareholder approval.
for renewal.

Plan incorporates review by a committee        Ownership trigger is less than 15%.
of independent directors at least
every three years (so-called TIDE
provisions).

Plan includes permitted bid/qualified offer    Classified board.
feature (chewable pill) that mandates
shareholder vote in certain situations.

Ownership trigger is reasonable (15-20%).      Board with limited independence.

Highly independent, non-classified board.

CUMULATIVE VOTING

     The funds are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.

SUPERMAJORITY VOTE REQUIREMENTS

     The funds support shareholders' ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, the funds will support proposals to remove supermajority requirements and oppose proposals to impose them.

RIGHT TO CALL MEETINGS AND ACT BY WRITTEN CONSENT

     The funds support shareholders' right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. The funds will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.

CONFIDENTIAL VOTING

     The integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, the funds support proposals to provide confidential voting.

DUAL CLASSES OF STOCK

     We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.

CORPORATE AND SOCIAL POLICY ISSUES

     Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. The Board generally believes that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Often, proposals may address concerns with which the Board philosophically agrees, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), the funds will typically abstain from voting on these proposals. This reflects the belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of a fund's investment and management is not responsive to the matter.

VOTING IN FOREIGN MARKETS

     Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund's votes will be used, where applicable, to advocate for improvements in governance and disclosure by each fund's portfolio companies. We will evaluate issues presented to shareholders for each fund's foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. The funds will cast their votes in a manner believed to be philosophically consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances in which the funds elect not to vote, as described below.

     Many foreign markets require that securities be "blocked" or reregistered to vote at a company's meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.

     The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.

VOTING ON THE VANGUARD FUND'S HOLDINGS OF OTHER VANGUARD FUNDS

     Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

THE PROXY VOTING GROUP

     The Board has delegated the day-to-day operations of the funds' proxy voting process to the Proxy Voting Group, which the Committee oversees. While most votes will be determined, subject to the individual circumstances of each fund, by reference to the guidelines as separately adopted by each of the funds, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, in the Board's or the Committee's discretion, such action is warranted.

     The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.

THE PROXY OVERSIGHT COMMITTEE

     The Board, including a majority of the independent trustees, appoints the members of the Committee who are senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund.

     The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse him or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.

     The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness and Vanguard's Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, in its sole discretion, to be in the best interests of each fund's shareholders. In determining how to apply the guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.

     The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard's website at www.vanguard.com.

     You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard's internet site, at www.vanguard.com, or the SEC's website at www.sec.gov.